UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Voya Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 29, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

February 29, 2020

Voya Prime Rate Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust's annual and semi-annual shareholder reports, like this annual shareholder report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds' website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Trust know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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INVESTMENT MANAGEMENT

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Voya Prime Rate Trust

ANNUAL REPORT

February 29, 2020

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust* (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF February 29, 2020
Net Assets	$782,813,237
Total Assets	$1,150,520,479
Assets Invested in Senior Loans	$1,128,967,331
Senior Loans Represented	389
Average Amount Outstanding per Loan	$2,902,230
Industries Represented	39
Average Loan Amount per Industry	$28,947,880
Portfolio Turnover Rate (YTD)	53%
Weighted Average Days to Interest Rate Reset	34
Average Loan Final Maturity	60 months
Total Leverage as a Percentage of Total Assets	27.46%

PERFORMANCE SUMMARY

The Trust declared $0.07 of dividends during the fourth fiscal quarter and $0.31 during the year ended February 29, 2020. Based on the average month-end net asset value ("NAV") per share of $5.41 for the fourth fiscal quarter and $5.45 for the year, the annualized distribution rate(1) was 5.13% for the fourth fiscal quarter and 5.62% for the year. The Trust's total return for the fourth fiscal quarter, based on NAV(4), was 0.24%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of 0.81% for the same quarter. For the year ended February 29, 2020, the Trust's total return, based on NAV(4), was 1.88%(2), versus a total return on the Index of 3.48%. The total market value return(5) for the Trust's Common Shares during the fourth fiscal quarter was 3.05% and for the year ended February 29, 2020 was 8.48%.

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income, but does not include capital gains or losses.

(2)  Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

(5)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Market Review: In a period marked by frequent bouts of volatility, the Index returned 3.48% during the Trust's fiscal year. Performance was largely a function of interest-carry, as the market value component of return lost 241 basis points (-2.41%). A bevy of macro factors weighed on loan prices, with a large chunk of the downward movement occurring during February, in which the index lost 1.32%. The main catalyst behind the drop was the emergence of COVID-19, or coronavirus, and the fears it ignited among investors regarding its potential impact on the global economy. This development caused significant selling pressure across virtually all risk-related asset classes.

Investor demand for loans was mixed during the period. Formation of collateralized loan obligations did the heavy lifting, offsetting retail fund flows that were negative for most of the fiscal year except for a small monthly inflow in January 2020. New issue supply was generally supportive, though tilted towards refinancing versus fresh paper such as for mergers and acquisitions and leveraged buyouts.

Single-B-rated loans were ahead of the pack among the cohorts, at 3.95% for the one-year period. BB-rated loans were next in line with a return of 3.31%, while CCCs were in the red, returning -0.26%. From a fundamental credit perspective, the index trailing default rate ended February at 1.83%, having been mostly range-bound during the Trust's fiscal reporting period at levels well below the long-term historical average of 2.90%.

Portfolio Specifics: The Trust's NAV return of 1.88% underperformed the index return of 3.48%, largely due to the use of leverage in an environment marked by systemic declines in loan prices, as mentioned above. The use of leverage continues to be evaluated in conjunction with both fundamental risk and short-term technical price movements. On a security selection basis, the Trust was negatively impacted by selection in single-Bs, followed by selection in BBs and the small number of defaulted loans. Relative industry detractors included the following: food/drug retailers, business equipment and services, all telecom, food service, retailers (except food and drug), automotive, health care and drugs.

The most notable laggard within the sectors mentioned above was an overweight to Save-A-Lot (food/drug retailers). The U.S.-based discount grocery retailer reached an agreement with lenders to deleverage its balance sheet after failing to make an interest payment on its first-lien term loan, prompting a downgrade to D by S&P Global Ratings. Relative performance was also dragged down by an overweight to another defaulted loan in NPC International. Other detractors included overweights to Lumileds, Tailored Brand (formerly Men's Wearhouse), Jo-Ann Stores, Inc. and Iqor. Each of these individual holdings performed below expectations during the Trust's fiscal year.

In contrast, the Trust's industry contributions primarily stemmed from an underweight to oil and gas, followed by selection in nonferrous metals/minerals, electronics/electrical and home furnishings. The avoidance of defaulted loans in Seadrill Partners and Murray Energy within the energy space reflected positively for relative performance, as did an overweight to Maxar Technologies (electronics/electrical).

TOP TEN LOAN ISSUERS
AS OF FEBRUARY 29, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Asurion, LLC	1.7%	2.5%
Caesars Resort Collection	1.0%	1.4%
TransDigm, Inc.	0.9%	1.3%
Reynolds Group Holdings, Inc.	0.9%	1.3%
Stars Group Holdings BV	0.9%	1.3%
Gates Global LLC	0.9%	1.3%
Berry Global, Inc.	0.9%	1.3%
CSC Holdings LLC	0.8%	1.2%
Acrisure, LLC	0.8%	1.2%
Jaguar Holding Co. II	0.8%	1.2%

TOP TEN INDUSTRIES
AS OF FEBRUARY 29, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	13.6%	20.0%
Health Care	10.2%	14.9%
Business Equipment & Services	9.4%	13.8%
Telecommunications	6.9%	10.2%
Insurance	6.1%	9.0%
Leisure Good/Activities/Movies	5.7%	8.5%
Radio & Television	4.1%	6.0%
Lodging & Casinos	4.0%	5.9%
Automotive	4.0%	5.9%
Containers & Glass Products	3.9%	5.8%

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Current Strategy and Outlook: As we look ahead, the now ubiquitous, yet largely unquantified threat, COVID-19, will likely dominate the mindset of investment professionals globally for some time. Currently, governments and investors alike are closely examining and assessing the full scope of its potential economic impact, including disruption of global supply chains. We expect the dramatic measures taken by certain countries around the world — e.g., Italy expanding quarantine to the entire country — to be replicated in more jurisdictions until the spread of the virus is deemed to be contained. We believe an effective global response against the virus will be the most important factor for price stability and market recovery, in loans and elsewhere.

Generally speaking, we believe the Trust's direct exposure to issuers most at risk to the virus (via sectors such as hotels/gaming, airlines, travel, etc.) is considered manageable. The indirect risks, however, are more difficult to assess at this point, particularly related to the potential impacts via embedded supply chain issues in sectors such as automotive or tech component suppliers.

Should we see the contagion worsen significantly, we expect that reaction and risk will likely rise systemically, thereby impacting overall economic and earnings growth. At this point, it is still a bit too early to predict the potential scope of the inevitable economic slowdown, but in our view, growth will suffer and recession risks have risen, at least in the near term. We would expect the U.S. Federal Reserve Board to be accommodative in a prolonged period of heightened uncertainty, potentially providing a degree of offset. We continue to review the portfolio in order to identify and mitigate resident risks.

Ratings Distribution as of February 29, 2020
Ba	30.45%
B	67.34%
Caa and below	2.21%
Not rated*	0.00%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment-grade. When a loan is not rated by Moody's, it is designated as "Not Rated." Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Managing Director Voya Investment Management Co. LLC

Charles LeMieux Senior Vice President Voya Investment Management Co. LLC

*  Effective January 31, 2020, Charles LeMieux was added as a portfolio manager to the Trust.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Periods Ended February 29, 2020
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	1.88%	2.95%	3.84%	5.54%
Based on Market Value	8.48%	1.61%	3.86%	4.35%
Index	3.48%	3.71%	3.92%	4.68%

The table above illustrates the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
February 29, 2020	4.75%	3.74%	4.04%	5.18%	5.60%
November 30, 2019	4.75%	5.12%	5.69%	5.60%	6.21%
August 31, 2019	5.25%	5.56%	6.49%	5.98%	6.97%
May 31, 2019	5.50%	5.72%	6.67%	5.89%	6.85%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income, but does not include capital gains or losses.

In pursuit of its investment objectives, the Trust may seek to increase or decrease its exposure to the following market or credit risk factors:

Derivative Risk: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Trust. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Trust and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Trust may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Trust to the risk of improper valuation.

Credit Risk: Prices of the Trust's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Trust invests a substantial portion of its assets in below investment-grade senior loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a low interest rate environment, which may increase the Trust's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. Further, because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "1940 Act"). These restrictions could impede the manager from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Voya Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Voya Prime Rate Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Prime Rate Trust (the "Trust"), including the portfolio of investments, as of February 29, 2020, and the related statements of operations, cash flows and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at February 29, 2020, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended February 28, 2019, and the financial highlights for each of the years in the nine-year period then ended, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
April 23, 2020

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2020

ASSETS:
Investments in securities at fair value (Cost $1,174,977,558)	$1,129,800,338
Cash	304,728
Foreign currencies at value (Cost $312,148)	318,968
Receivables:
Investment securities sold	17,298,596
Interest	2,724,366
Unrealized appreciation on forward foreign currency contracts	26,107
Prepaid expenses	15,853
Reimbursement due from manager	508
Other assets	31,015
Total assets	1,150,520,479
LIABILITIES:
Notes payable	315,900,000
Payable for investment securities purchased	49,646,063
Accrued interest payable	484,684
Payable for investment management fees	934,816
Payable to trustees under the deferred compensation plan (Note 6)	31,015
Accrued trustee fees	9,655
Unrealized depreciation on forward foreign currency contracts	194,196
Unfunded loan commitments (Note 7)	17,700
Other accrued expenses	489,113
Total liabilities	367,707,242
NET ASSETS	$782,813,237
Net assets value per common share outstanding (net assets divided by 147,787,691 shares of beneficial interest authorized and outstanding, no par value)	$5.30
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$898,880,983
Total distributable loss	(116,067,746)
NET ASSETS	$782,813,237

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 29, 2020

INVESTMENT INCOME:
Interest	$64,669,750
Dividends	38,948
Other	767,931
Total investment income	65,476,629
EXPENSES:
Investment management fees	11,734,084
Transfer agent fees	86,615
Interest expense	9,975,243
Custody and accounting expense	577,429
Professional fees	166,298
Shareholder reporting expense	204,203
Trustees fees	27,816
Miscellaneous expense	220,506
Total expenses	22,992,194
Waived and reimbursed fees	(61,162)
Net expenses	22,931,032
Net investment income	42,545,597
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,546,465)
Forward foreign currency contracts	3,297,813
Foreign currency related transactions	(1,351,114)
Net realized loss	(13,599,766)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,684,543)
Forward foreign currency contracts	(255,164)
Foreign currency related transactions	(11,071)
Net change in unrealized appreciation (depreciation)	(18,950,778)
Net realized and unrealized loss	(32,550,544)
Increase in net assets resulting from operations	$9,995,053

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS:
Net investment income	$42,545,597	$42,684,257
Net realized loss	(13,599,766)	(5,645,800)
Net change in unrealized appreciation (depreciation)	(18,950,778)	(15,907,796)
Increase in net assets resulting from operations	9,995,053	21,130,661
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(45,282,155)	(43,804,176)
Decrease in net assets from distributions to common shareholders	(45,282,155)	(43,804,176)
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	—	—
Net decrease in net assets	(35,287,102)	(22,673,515)
NET ASSETS:
Beginning of year	818,100,339	840,773,854
End of year	$782,813,237	$818,100,339

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 29, 2020

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$64,374,661
Other income received	789,981
Interest paid	(9,681,685)
Other operating expenses paid	(13,673,627)
Purchases of securities	(597,172,639)
Proceeds on sale of securities	606,816,746
Net cash provided by operating activities	51,453,437
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(45,282,155)
Proceeds from notes payable	297,500,000
Repayment of notes payable	(304,400,000)
Net cash flows used in financing activities	(52,182,155)
Net decrease	(728,718)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	6,802
Cash and foreign currency balance
Net decrease in cash and foreign currency	(721,916)
Cash and foreign currency at beginning of year	1,345,612
Cash and foreign currency at end of year	$623,696
Reconciliation of Net increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Net increase in net assets resulting from operations	$9,995,053
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	18,684,543
Change in unrealized appreciation or depreciation on forward foreign currency contracts	255,164
Change in unrealized appreciation or depreciation on other assets and liabilities	11,071
Accretion of discounts on investments	(1,015,409)
Amortization of premiums on investments	268,544
Net realized loss on sale of investments and foreign currency related transactions	13,599,766
Purchases of securities	(597,172,639)
Proceeds on sale of securities	606,816,746
Decrease in other assets	975
Decrease in interest and other receivable	451,776
Increase in prepaid expenses	(7,934)
Decrease in reimbursement due from manager	13,766
Increase in accrued interest payable	293,558
Increase in payable for investment management fees	23,841
Decrease in loan commitments	(688,755)
Decrease in accrued trustees fees	(586)
Decrease in other accrued expenses	(76,043)
Total adjustments	41,458,384
Net cash provided by operating activities	$51,453,437

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance											Total Investment Return(1)		Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders		Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses, prior to fee waivers and/or recoupments, if any(4)(5)	Expenses (before interest and other fees related to revolving credit facility)(4)(5)	Expenses, net of fee waivers and/or recoupments, if any(4)(5)	Net investment income (loss)(4)(5)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
02-29-20	5.54	0.30	(0.23)	—		—	0.07	(0.31)	—	(0.31)	5.30	4.91	1.88	8.48	2.86	1.62	2.85	5.29	782,813	53
02-28-19	5.69	0.29	(0.14)	—		—	0.15	(0.30)	—	(0.30)	5.54	4.82	3.37	(1.02)	2.92	1.64	2.90	5.16	818,100	60
02-28-18	5.80	0.30	(0.12)	—		—	0.18	(0.25)	(0.04)	(0.29)	5.69	5.17	3.62	(2.31)	2.55	1.64	2.54	4.58	840,774	89
02-28-17	5.36	0.31	0.45	—		—	0.76	(0.32)	—	(0.32)	5.80	5.59	14.93	28.24	2.24	1.62	2.24	5.44	857,138	67
02-29-16	5.93	0.32	(0.56)	—		—	(0.24)	(0.33)	—	(0.33)	5.36	4.63	(3.72)	(10.17)	2.08	1.61	2.08	5.54	792,177	44
02-28-15	6.08	0.33	(0.13)	—		—	0.20	(0.35)	—	(0.35)	5.93	5.49	3.83	(0.44)	2.10	1.64	2.09	5.58	876,412	68
02-28-14	6.02	0.40	0.07	—		—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15	(4.04)	2.15	1.65	2.15	6.47	898,254	96
02-28-13	5.79	0.46	0.19	—		—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72	27.73	2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00	)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81	(3.11)	2.20	1.67	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00	)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32	7.09	1.93	1.59	1.93	4.87	893,661	60

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has entered into a written expense limitation agreement with the Trust under which it will limit the expenses of the Trust (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(1)	Expenses, prior to fee waivers and/or recoupments, if any(1)	Expenses, net of fee waivers and/or recoupments, if any(1)	Net investment income (loss)(1)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
02-29-20	1.16	2.06	2.05	3.81	—	—	3	315,900	3,478	312,939	147,788
02-28-19	1.16	2.08	2.07	3.68	—	—	4	322,800	3,534	332,698	147,788
02-28-18	1.16	1.81	1.80	3.25	—	—	4	322,100	3,610	343,074	147,788
02-28-17	1.16	1.60	1.60	3.88	—	—	4	331,100	3,589	337,209	147,788
02-29-16	1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15	1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14	1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of

Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the 1940 Act, as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets (plus borrowings for investment purposes) in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

observable are classified as "Level 2" and significant unobservable inputs, including the Sub-Adviser's or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Trust has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

For the year ended February 29, 2020, the Trust had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $2,568,781 and $55,506,258, respectively. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts to buy and sell at February 29, 2020.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

J.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

K.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the year ended February 29, 2020, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $610,870,913 and $610,304,288, respectively. At February 29, 2020, the Trust held senior loans valued at $1,128,967,331 representing 99.9% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Trust has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Trust. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's managed assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Trust and is paid by the Investment Adviser based on the average daily Managed Assets of the Trust. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of February 29, 2020, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2021	2022	2023	Total
$75,154	$137,629	$61,162	$273,945

The expense limitation agreement is contractual through July 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At February 29, 2020, Saba Capital Management GP, LLC owned approximately 22.8% of the Trust. Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (included a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Trust has adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). The Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, resulting in a Trust asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the DC Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES (continued)

The Trust may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended February 29, 2020, the Trust engaged in such purchase and sale transactions totaling $8,305,232 and $8,911,871, respectively.

NOTE 7 — COMMITMENTS

Effective July 15, 2019, the Trust has entered into a 364-day revolving credit agreement, collateralized by assets of the Trust, to borrow up to $390 million maturing July 13, 2020. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prior to July 15, 2019, the predecessor credit agreement was for $414 million, which matured on July 15, 2019. The amount of borrowings outstanding at February 29, 2020, was $315.9 million. The weighted average interest rate on outstanding borrowings at February 29, 2020 was 2.56%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 27.46% of total assets at February 29, 2020. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the period ended February 29, 2020 were $312,939,344 and the average annualized interest rate was 3.19% excluding other fees related to the unused portion of the facility, and other fees.

As of February 29, 2020, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan	$17,700
Total	$17,700

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of February 29, 2020, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	25,000,000	22,368,357
6/30/2015	5,000,000	5,000,000

As of February 29, 2020, the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 29, the Trust held no subordinated loans or unsecured loans.

NOTE 10 — CAPITAL SHARES

There was no capital shares activity during the year ended February 29, 2020 and during the year ended February 28, 2019.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

Share Repurchase Program

Effective November 21, 2019, pursuant to an open-market share repurchase program, the Trust may purchase, over the period ending March 31, 2020, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Trust's management, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.

For the year ended February 29, 2020 and for the year ended February 28, 2019, the Trust had no repurchases.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 29, 2020:

Paid-in Capital	Distributable Earnings
$(628)	$628

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 29, 2020	Year Ended February 28, 2019
Ordinary Income	Ordinary Income
$45,282,155	$43,804,176

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offs  et future realized capital gains for federal income tax purposes as of February 29, 2020 were:

Undistributed Ordinary	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$4,378,650	$(9,461,372)	$(45,763,540)	$(1,663,181)	Short-term	None
			(63,440,581)	Long-term	None
$(65,103,762)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of February 29, 2020, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 12 — LIBOR

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Trust's existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Trust; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Trust.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

The Trust has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2017-08 ("ASU 2017-08"), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Trust has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Trust does not hold callable debt securities.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Trust has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Trust's financial statements. The Trust plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Trust is currently evaluating the impact of these changes on the financial statements.

NOTE 14 — SUBSEQUENT EVENTS

Market Disruption and Geopolitical Risk: The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 29, 2020 (continued)

NOTE 14 — SUBSEQUENT EVENTS (continued)

U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Trust and the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust's service providers.

Subsequent to February 29, 2020, the Trust paid the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.0217	2/28/20	3/10/20	3/23/20
$0.0200	3/31/20	4/13/20	4/22/20

Share Repurchase Program: On March 13, 2020, the Board authorized the renewal of an open-market share repurchase program pursuant to which the Trust may purchase, over the period ending March 31, 2021, up to 10% of its stock in open market transactions. The amount and timing of the repurchases will be at the discretion of the Trust's management, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 144.2%
	Aerospace & Defense: 3.4%
1,055,000	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 5.340%, (US0003M + 3.500%), 01/17/27	$1,047,747	0.1
1,295,000	Amentum Government Services Holdings LLC Term Loan B, 5.762%, (US0003M + 4.000%), 02/01/27	1,299,856	0.2
3,312,169	American Airlines, Inc. 2018 Term Loan B, 3.363%, (US0001M + 1.750%), 06/27/25	3,166,434	0.4
570,249	Dynasty Acquisition Co., Inc. 2020 CAD Term Loan B2, 5.213%, (US0003M + 3.500%), 04/06/26	559,795	0.1
1,060,663	Dynasty Acquisition Co., Inc. 2020 Term Loan B1, 5.213%, (US0003M + 3.500%), 04/06/26	1,041,218	0.1
650,000	KBR, Inc. 2020 Term Loan B, 4.353%, (US0001M + 2.750%), 02/05/27	648,781	0.1
8,795,747	Maxar Technologies Ltd. Term Loan B, 4.360%, (US0001M + 2.750%), 10/04/24	8,399,939	1.1
4,404,178	TransDigm, Inc. 2020 Term Loan E, 3.853%, (US0001M + 2.250%), 05/30/25	4,323,436	0.5
3,026,115	TransDigm, Inc. 2020 Term Loan F, 3.853%, (US0001M + 2.250%), 12/09/25	2,970,637	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,237,976	TransDigm, Inc. 2020 Term Loan G, 3.853%, (US0001M + 2.250%), 08/22/24	$3,185,358	0.4
		26,643,201	3.4
	Auto Components: 0.5%
4,062,685	Broadstreet Partners, Inc. 2020 Term Loan B, 4.866%, (US0001M + 3.250%), 01/27/27	4,050,834	0.5
	Automotive: 5.9%
4,594,435	American Axle and Manufacturing, Inc. Term Loan B, 3.880%, (US0001M + 2.250%), 04/06/24	4,501,113	0.6
1,090,000	Autokiniton US Holdings, Inc. Term Loan, 7.353%, (US0001M + 5.750%), 05/22/25	1,084,550	0.1
786,840	Belron Finance US LLC 2018 Term Loan B, 3.957%, (US0003M + 2.250%), 11/13/25	783,890	0.1
6,146,555	Belron Finance US LLC USD Term Loan B, 3.992%, (US0003M + 2.250%), 11/07/24	6,133,106	0.8
272,727	Belron Finance US LLC 2019 USD Term Loan B, 4.270%, (US0003M + 2.500%), 10/30/26	271,943	0.0
1,304,328	Bright Bidco B.V. 2018 Term Loan B, 5.333%, (US0003M + 3.500%), 06/30/24	636,512	0.1
590,000	Dealer Tire, LLC 2020 Term Loan B, 5.853%, (US0001M + 4.250%), 12/12/25	586,312	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Automotive (continued)
EUR	1,167,135		Gates Global LLC 2017 EUR Repriced Term Loan B, 3.000%, (EUR003M + 3.000%), 04/01/24	$1,276,112	0.2
	9,162,200		Gates Global LLC 2017 USD Repriced Term Loan B, 4.353%, (US0001M + 2.750%), 04/01/24	9,001,861	1.1
	3,648,004		Hertz Corporation, (The) 2016 Term Loan B, 4.360%, (US0001M + 2.750%), 06/30/23	3,632,803	0.5
	1,262,250		Holley Purchaser, Inc. Term Loan B, 6.777%, (US0003M + 5.000%), 10/24/25	1,189,671	0.1
	845,000		Innovative Xcessories & Services LLC 2020 Term Loan, 6.713%, (US0003M + 5.250%), 02/06/27	840,775	0.1
	3,499,979		KAR Auction Services, Inc. 2019 Term Loan B6, 3.938%, (US0001M + 2.250%), 09/19/26	3,501,071	0.4
	17,700	(1)	Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan, 5.585%, (US0003M + 3.250%), 05/14/26	17,593	0.0
	1,408,937		Mister Car Wash Holdings, Inc. 2019 Term Loan B, 4.909%, (US0001M + 3.250%), 05/14/26	1,400,351	0.2
	5,466,300		Panther BF Aggregator 2 LP USD Term Loan B, 5.103%, (US0001M + 3.500%), 04/30/26	5,397,971	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,066,324	Tenneco, Inc. 2018 Term Loan B, 4.603%, (US0001M + 3.000%), 10/01/25	$1,009,454	0.1
2,925,000	Truck Hero, Inc. 1st Lien Term Loan, 5.353%, (US0001M + 3.750%), 04/22/24	2,886,609	0.4
2,000,000	Wand NewCo 3, Inc. 2020 Term Loan, 4.463%, (US0003M + 3.000%), 02/05/26	1,979,166	0.3
		46,130,863	5.9
	Beverage & Tobacco: 0.7%
3,085,000	Aramark Services, Inc. 2019 Term Loan B4, 3.353%, (US0001M + 1.750%), 01/15/27	3,075,322	0.4
2,376,650	Sunshine Investments B.V. USD Term Loan B3, 4.954%, (US0002M + 3.250%), 03/28/25	2,367,738	0.3
		5,443,060	0.7
	Brokers, Dealers & Investment Houses: 1.0%
5,979,823	Brookfield Property REIT Inc. 1st Lien Term Loan B, 4.103%, (US0001M + 2.500%), 08/27/25	5,807,903	0.7
1,935,450	Forest City Enterprises, L.P. 2019 Term Loan B, 5.103%, (US0001M + 3.500%), 12/08/25	1,925,773	0.3
		7,733,676	1.0
	Building & Development: 3.5%
1,282,253	Advanced Drainage Systems Inc Term Loan B, 3.938%, (US0001M + 2.250%), 07/31/26	1,282,253	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Building & Development (continued)
	4,304,208	Core & Main LP 2017 Term Loan B, 4.507%, (US0001M + 2.750%), 08/01/24	$4,261,166	0.6
	4,538,473	GYP Holdings III Corp. 2018 Term Loan B, 4.353%, (US0001M + 2.750%), 06/01/25	4,508,215	0.6
	1,867,250	Henry Company LLC Term Loan B, 5.603%, (US0001M + 4.000%), 10/05/23	1,862,582	0.2
	1,609,109	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 5.603%, (US0001M + 4.000%), 05/30/25	1,578,938	0.2
EUR	1,000,000	LSF10 Edilians Investments S.a r.l. EUR Term Loan B2, 4.250%, (EUR003M + 4.250%), 10/10/25	1,105,330	0.1
EUR	1,599,655	LSF10 XL Bidco S.C.A. EUR Term Loan B3, 4.000%, (EUR003M + 4.000%), 10/12/26	1,732,828	0.2
	1,694,031	MX Holdings US, Inc. 2018 USD Term Loan B1C, 4.353%, (US0001M + 2.750%), 07/31/25	1,703,136	0.2
	4,310,060	Quikrete Holdings Inc Term Loan, 4.103%, (US0001M + 2.500%), 02/01/27	4,256,184	0.5
	855,288	SMG US Midco 2, Inc. 2020 Term Loan, 4.129%, (US0001M + 2.500%), 01/23/25	851,011	0.1
	1,995,937	Werner FinCo LP 2017 Term Loan, 5.603%, (US0001M + 4.000%), 07/24/24	1,965,998	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,470,000	Zekelman Industries, Inc. 2020 Term Loan, 3.853%, (US0001M + 2.250%), 01/24/27	$2,453,019	0.3
		27,560,660	3.5
	Business Equipment & Services: 13.8%
1,382,255	24-7 Intouch Inc 2018 Term Loan, 6.353%, (US0001M + 4.750%), 08/25/25	1,323,509	0.2
6,525,524	AlixPartners, LLP 2017 Term Loan B, 4.103%, (US0001M + 2.500%), 04/04/24	6,386,857	0.8
1,862,138	Ascend Learning, LLC 2017 Term Loan B, 4.603%, (US0001M + 3.000%), 07/12/24	1,834,205	0.2
1,255,446	Big Ass Fans, LLC 2018 Term Loan, 5.695%, (US0003M + 3.750%), 05/21/24	1,256,231	0.2
2,415,000	Castle US Holding Corporation USD Term Loan B, 5.213%, (US0003M + 3.750%), 01/29/27	2,356,134	0.3
3,278,269	Colorado Buyer Inc Term Loan B, 4.660%, (US0001M + 3.000%), 05/01/24	2,798,822	0.3
1,268,767	Convergint Technologies LLC 2018 1st Lien Term Loan, 4.603%, (US0001M + 3.000%), 02/03/25	1,237,048	0.2
4,161,096	EIG Investors Corp. 2018 1st Lien Term Loan, 5.388%, (US0003M + 3.750%), 02/09/23	4,127,287	0.5
2,149,579	Ellie Mae, Inc. Term Loan, 5.695%, (US0003M + 3.750%), 04/17/26	2,129,426	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
	2,619,056	EVO Payments International LLC 2018 1st Lien Term Loan, 4.863%, (US0001M + 3.250%), 12/22/23	$2,599,414	0.3
	2,519,264	Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 4.853%, (US0001M + 3.250%), 10/01/25	2,516,901	0.3
	473,460	Flexential Intermediate Corporation 2nd Lien Term Loan, 9.156%, (US0003M + 7.250%), 08/01/25	286,798	0.0
	2,268,160	GreenSky Holdings, LLC 2018 Term Loan B, 4.875%, (US0001M + 3.250%), 03/31/25	2,234,137	0.3
EUR	1,252,839	ION Trading Technologies S.a.r.l. EUR Incremental Term Loan B, 4.250%, (EUR003M + 3.250%), 11/21/24	1,348,495	0.2
	1,014,472	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 6.064%, (US0003M + 4.000%), 11/21/24	959,099	0.1
	1,976,440	IQOR US Inc. 2nd Lien Term Loan, 10.659%, (US0003M + 8.750%), 04/01/22	665,402	0.1
	2,961,857	IQOR US Inc. Term Loan B, 6.909%, (US0003M + 5.000%), 04/01/21	2,440,360	0.3
	5,911,679	KUEHG Corp. 2018 Incremental Term Loan, 5.695%, (US0003M + 3.750%), 02/21/25	5,823,004	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,660,425	Learning Care Group, Inc. 2018 1st Lien Term Loan, 5.052%, (US0003M + 3.250%), 03/13/25	$1,650,047	0.2
1,250,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.294%, (US0003M + 7.500%), 03/13/26	1,253,125	0.2
1,050,000	Misys (Finastra) USD 2nd Lien Term Loan, 9.027%, (US0003M + 7.250%), 06/13/25	1,010,625	0.1
1,035,328	NeuStar, Inc. 2018 Term Loan B4, 5.103%, (US0001M + 3.500%), 08/08/24	947,325	0.1
4,490,025	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.853%, (US0001M + 3.250%), 01/03/25	4,455,416	0.6
4,231,099	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 4.853%, (US0001M + 3.250%), 05/01/25	4,188,788	0.5
475,000	Presidio, Inc. 2020 Term Loan B, 5.280%, (US0002M + 3.500%), 01/22/27	469,063	0.1
1,005,899	Prometric Holdings, Inc. 1st Lien Term Loan, 4.610%, (US0001M + 3.000%), 01/29/25	979,494	0.1
7,962,079	Red Ventures, LLC 2020 Term Loan B, 4.113%, (US0001M + 2.500%), 11/08/24	7,842,648	1.0
250,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 8.603%, (US0001M + 7.000%), 05/29/26	243,125	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
	1,398,700	Renaissance Learning, Inc. 2018 Add On Term Loan, 4.853%, (US0001M + 3.250%), 05/30/25	$1,372,474	0.2
	1,680,700	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.263%, (US0003M + 5.500%), 12/20/24	1,680,700	0.2
	845,000	Rockwood Service Corporation 2020 Term Loan, 5.853%, (US0001M + 4.250%), 01/23/27	848,169	0.1
	1,413,236	Solera Holdings, Inc. USD Term Loan B, 4.363%, (US0003M + 2.750%), 03/03/23	1,403,520	0.2
	2,039,188	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 6.195%, (US0003M + 4.250%), 07/30/25	2,031,541	0.3
	4,677,212	Staples, Inc. 7 Year Term Loan, 6.655%, (US0001M + 5.000%), 04/16/26	4,540,521	0.6
	520,000	STG-Fairway Holdings, LLC Term Loan B, 4.963%, (US0003M + 3.500%), 01/22/27	519,350	0.1
	1,419,367	SurveyMonkey Inc. 2018 Term Loan B, 5.340%, (US0001W + 3.750%), 10/10/25	1,412,270	0.2
EUR	875,000	Techem Verwaltungsg- esellschaft 675 mbH EUR Term Loan B4, 2.875%, (EUR002M + 2.875%), 07/15/25	967,854	0.1
	4,423,330	Verifone Systems, Inc. 2018 1st Lien Term Loan, 5.695%, (US0003M + 4.000%), 08/20/25	4,298,004	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	4,255,000	Verisure Holding AB EUR Term Loan B1E, 3.000%, (EUR003M + 3.000%), 10/20/22	$4,644,463	0.6
	3,057,068	Verra Mobility Corporation 2020 Term Loan B, 4.853%, (US0001M + 3.250%), 02/28/25	3,030,319	0.4
	7,251,188	Verscend Holding Corp. 2018 Term Loan B, 6.103%, (US0001M + 4.500%), 08/27/25	7,228,528	0.9
	1,575,000	VS Buyer, LLC Term Loan B, 4.713%, (US0003M + 3.250%), 02/07/27	1,567,125	0.2
	4,029,690	West Corporation 2017 Term Loan, 5.603%, (US0001M + 4.000%), 10/10/24	3,233,826	0.4
	1,837,025	West Corporation 2018 Term Loan B1, 5.103%, (US0001M + 3.500%), 10/10/24	1,446,657	0.2
	2,247,438	Yak Access, LLC 2018 1st Lien Term Loan B, 6.603%, (US0001M + 5.000%), 07/11/25	2,164,563	0.3
	525,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 11.629%, (US0001M + 10.000%), 07/10/26	469,875	0.1
			108,222,544	13.8
		Cable & Satellite Television: 3.7%
	1,935,275	CSC Holdings LLC, 3.909%, (US0001M + 2.250%), 07/17/25	1,911,084	0.2
	7,683,375	CSC Holdings, LLC 2019 Term Loan B5, 4.159%, (US0001M + 2.500%), 04/15/27	7,606,541	1.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Cable & Satellite Television (continued)
	7,120,758	Radiate Holdco, LLC 1st Lien Term Loan, 4.603%, (US0001M + 3.000%), 02/01/24	$6,978,343	0.9
	1,870,000	Telesat Canada Term Loan B5, 4.360%, (US0001M + 2.750%), 12/07/26	1,862,965	0.2
	1,930,000	UPC Broadband Holding B.V. 2020 USD Term Loan B, 3.713%, (US0003M + 2.250%), 04/30/28	1,910,700	0.2
	6,124,231	Virgin Media Bristol LLC USD Term Loan N, 4.159%, (US0001M + 2.500%), 01/31/28	6,067,582	0.8
	2,834,686	WideOpenWest Finance LLC 2017 Term Loan B, 4.889%, (US0001M + 3.250%), 08/18/23	2,747,873	0.4
			29,085,088	3.7
		Chemicals & Plastics: 3.2%
	4,321,867	Alpha 3 B.V. 2017 Term Loan B1, 4.945%, (US0003M + 3.000%), 01/31/24	4,188,611	0.5
	867,825	Ascend Performance Materials Operations LLC 2019 Term Loan B, 7.195%, (US0003M + 5.250%), 08/27/26	865,656	0.1
	2,068,500	Composite Resins Holding B.V. 2018 Term Loan B, 5.920%, (US0001M + 4.250%), 08/01/25	2,047,815	0.2
EUR	980,000	Diamond (BC) B.V. EUR Term Loan, 3.250%, (EUR003M + 3.250%), 09/06/24	1,041,301	0.1
	1,319,619	Diamond (BC) B.V. USD Term Loan, 4.777%, (US0003M + 3.000%), 09/06/24	1,268,484	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,383,915		Encapsys, LLC 2020 Term Loan B2, 4.853%, (US0001M + 3.250%), 11/07/24	$2,383,915	0.3
515,000		Innophos, Inc. 2020 Term Loan B, 5.421%, (US0003M + 3.750%), 02/04/27	511,781	0.1
1,668,150		Polar US Borrower, LLC 2018 1st Lien Term Loan, 6.625%, (US0003M + 4.750%), 10/15/25	1,634,787	0.2
8,834,955		Starfruit Finco B.V 2018 USD Term Loan B, 4.671%, (US0001M + 3.000%), 10/01/25	8,691,387	1.1
2,105,879		Tronox Finance LLC Term Loan B, 4.495%, (US0001M + 2.750%), 09/23/24	2,058,496	0.3
565,000		Univar Inc. 2019 USD Term Loan B5, 3.603%, (US0001M + 2.000%), 07/01/26	559,115	0.1
			25,251,348	3.2
		Clothing/Textiles: 0.5%
3,733,505		Varsity Brands, Inc. 2017 Term Loan B, 5.103%, (US0001M + 3.500%), 12/15/24	3,615,668	0.5
		Consumer, Cyclical: 0.2%
	2,105,282	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 5.103%, (US0001M + 3.500%), 05/30/25	1,552,645	0.2
		Containers & Glass Products: 5.8%
1,449,188		Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.907%, (US0006M + 3.000%), 04/22/24	1,438,771	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Containers & Glass Products (continued)
10,089,337	Berry Global, Inc. 2019 Term Loan Y, 3.671%, (US0001M + 2.000%), 07/01/26	$9,968,265	1.3
3,579,187	Bway Holding Company 2017 Term Loan B, 5.084%, (US0003M + 3.250%), 04/03/24	3,439,001	0.4
3,897,919	Charter NEX US, Inc. Incremental Term Loan, 5.103%, (US0001M + 3.500%), 05/16/24	3,886,549	0.5
2,409,485	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.900%, (US0003M + 3.000%), 12/29/23	2,319,881	0.3
5,538,438	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.159%, (US0003M + 3.250%), 06/29/25	5,332,475	0.7
204,553	Pelican Products, Inc. 2018 2nd Lien Term Loan, 9.409%, (US0001M + 7.750%), 05/01/26	193,558	0.0
1,765,000	Plastipak Packaging, Inc. 2018 Term Loan B, 4.113%, (US0003M + 2.500%), 10/14/24	1,739,995	0.2
460,000	Proampac AC Borrower LLC Second Lien Term Loan, 10.192%, (US0003M + 8.500%), 11/18/24	437,000	0.1
2,210,000	Reynolds Consumer Products, Inc Term Loan, 3.501%, (US0003M + 1.750%), 02/04/27	2,191,584	0.3
10,460,489	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.353%, (US0001M + 2.750%), 02/05/23	10,395,111	1.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,761,778	Ring Container Technologies Group, LLC 1st Lien Term Loan, 4.353%, (US0001M + 2.750%), 10/31/24	$2,741,065	0.3
1,201,965	TricorBraun Hldgs Inc First Lien Term Loan, 5.693%, (US0003M + 3.750%), 11/30/23	1,189,945	0.2
		45,273,200	5.8
	Cosmetics/Toiletries: 0.6%
2,389,750	Anastasia Parent, LLC 2018 Term Loan B, 5.353%, (US0001M + 3.750%), 08/11/25	1,873,963	0.3
2,517,236	Wellness Merger Sub, Inc. 1st Lien Term Loan, 5.863%, (US0003M + 4.250%), 06/30/24	2,505,908	0.3
		4,379,871	0.6
	Drugs: 0.8%
1,162,123	Amneal Pharmaceuticals LLC 2018 Term Loan B, 5.125%, (US0001M + 3.500%), 05/04/25	1,046,879	0.1
3,902,481	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 5.875%, (US0001M + 4.250%), 04/29/24	3,752,887	0.5
1,639,859	Horizon Therapeutics USA Inc Term Loan B, 3.938%, (US0001M + 2.250%), 05/22/26	1,647,718	0.2
		6,447,484	0.8
	Ecological Services & Equipment: 1.2%
5,713,779	ADS Waste Holdings Inc. Term Loan, 3.833%, (US0001W + 2.250%), 11/10/23	5,712,590	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Ecological Services & Equipment (continued)
3,683,258	GFL Environmental Inc. 2018 USD Term Loan B, 5.298%, (US0001M + 3.000%), 05/30/25	$3,625,247	0.5
		9,337,837	1.2
	Electronics/Electrical: 20.0%
1,777,829	ABC Financial Services, Inc. 1st Lien Term Loan, 5.889%, (US0001M + 4.250%), 01/02/25	1,768,940	0.2
2,253,253	ASG Technologies Group, Inc. 2018 Term Loan, 5.103%, (US0001M + 3.500%), 07/31/24	2,218,046	0.3
2,141,752	Barracuda Networks, Inc. 1st Lien Term Loan, 4.863%, (US0001M + 3.250%), 02/12/25	2,133,721	0.3
3,816,288	BMC Software Finance, Inc. 2018 USD Term Loan B, 5.853%, (US0001M + 4.250%), 10/02/25	3,680,333	0.5
636,917	Brave Parent Holdings, Inc. 1st Lien Term Loan, 5.777%, (US0003M + 4.000%), 04/18/25	628,160	0.1
1,807,125	Cohu, Inc. 2018 Term Loan B, 4.603%, (US0001M + 3.000%), 10/01/25	1,770,982	0.2
1,267,772	Compuware Corporation 2018 Term Loan B, 5.603%, (US0001M + 4.000%), 08/22/25	1,269,357	0.2
989,320	Dynatrace LLC 2018 1st Lien Term Loan, 3.853%, (US0001M + 2.250%), 08/22/25	991,381	0.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,673,100	EagleView Technology Corporation 2018 Add On Term Loan B, 5.113%, (US0003M + 3.500%), 08/14/25	$1,616,633	0.2
	566,375	Electrical Components International, Inc. 2018 1st Lien Term Loan, 6.195%, (US0003M + 4.250%), 06/26/25	531,508	0.1
	5,154,942	Epicor Software Corporation 1st Lien Term Loan, 4.860%, (US0001M + 3.250%), 06/01/22	5,129,167	0.7
	1,241,425	Exact Merger Sub LLC 1st Lien Term Loan, 6.195%, (US0003M + 4.250%), 09/27/24	1,242,977	0.2
EUR	995,000	GlobalFoundries Inc EUR Term Loan B, 5.000%, (EUR003M + 5.000%), 06/05/26	1,095,684	0.1
	1,706,425	GlobalFoundries Inc USD Term Loan B, 6.750%, (US0003M + 4.750%), 06/05/26	1,655,232	0.2
EUR	1,935,926	Greeneden U.S. Holdings II, LLC 2018 EUR Term Loan B, 3.500%, (EUR003M + 3.500%), 12/01/23	2,131,823	0.3
	2,095,629	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 4.853%, (US0001M + 3.250%), 12/01/23	2,089,736	0.2
	1,840,000	Helios Software Holdings, Inc. USD Term Loan, 5.853%, (US0001M + 4.250%), 10/24/25	1,819,300	0.2
	5,081,680	Hyland Software, Inc. 2018 1st Lien Term Loan, 5.103%, (US0001M + 3.500%), 07/01/24	5,066,857	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
	3,089,475	Imperva, Inc. 1st Lien Term Loan, 5.704%, (US0003M + 4.000%), 01/12/26	$2,973,620	0.4
	1,040,000	Imperva, Inc. 2nd Lien Term Loan, 9.442%, (US0003M + 7.750%), 01/10/27	956,800	0.1
	6,987,179	Infor (US), Inc. Term Loan B6, 4.695%, (US0003M + 2.750%), 02/01/22	6,955,157	0.9
	4,020,000	Informatica LLC 2020 USD Term Loan B, 4.713%, (US0003M + 3.250%), 02/25/27	3,949,650	0.5
	2,531,810	Kronos Incorporated 2017 Term Loan B, 4.763%, (US0003M + 3.000%), 11/01/23	2,528,645	0.3
	984,315	MA FinanceCo., LLC USD Term Loan B3, 4.103%, (US0001M + 2.500%), 06/21/24	943,712	0.1
	5,173,873	McAfee, LLC 2018 USD Term Loan B, 5.353%, (US0001M + 3.750%), 09/30/24	5,154,470	0.7
	6,025,675	MH Sub I, LLC 2017 1st Lien Term Loan, 5.353%, (US0001M + 3.750%), 09/13/24	5,890,098	0.7
	1,510,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 9.103%, (US0001M + 7.500%), 09/15/25	1,479,800	0.2
EUR	1,985,000	OVH Groupe EUR Term Loan B, 3.250%, (EUR001M + 3.500%), 12/04/26	2,190,421	0.3
	3,198,150	Project Boost Purchaser, LLC 2019 Term Loan B, 5.103%, (US0001M + 3.500%), 06/01/26	3,144,181	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,588,950	Project Leopard Holdings, Inc. 2019 Term Loan, 5.853%, (US0001M + 4.250%), 07/07/23	$1,583,984	0.2
5,144,875	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.027%, (US0003M + 4.250%), 05/16/25	5,070,918	0.7
1,610,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.027%, (US0003M + 8.250%), 05/18/26	1,578,806	0.2
6,315,940	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.763%, (US0003M + 3.000%), 11/03/23	5,992,248	0.8
2,762,500	Riverbed Technology, Inc. 2016 Term Loan, 4.860%, (US0001M + 3.250%), 04/24/22	2,475,891	0.3
890,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 9.853%, (US0001M + 8.250%), 11/27/26	767,625	0.1
3,176,000	Rocket Software, Inc. 2018 Term Loan, 5.853%, (US0001M + 4.250%), 11/28/25	3,074,104	0.4
4,365,000	RP Crown Parent LLC Term Loan B, 4.353%, (US0001M + 2.750%), 10/12/23	4,368,636	0.6
6,647,319	Seattle Spinco, Inc. USD Term Loan B3, 4.103%, (US0001M + 2.500%), 06/21/24	6,373,117	0.8
3,321,450	Severin Acquisition, LLC 2018 Term Loan B, 4.742%, (US0003M + 3.000%), 08/01/25	3,257,788	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
1,557,988	Sirius Computer Solutions, Inc. 2020 Term Loan, 5.103%, (US0001M + 3.500%), 07/01/26	$1,552,146	0.2
4,746,379	SkillSoft Corporation 1st Lien Term Loan, 6.527%, (US0003M + 4.750%), 04/28/21	3,741,727	0.5
7,735,167	SolarWinds Holdings, Inc. 2018 Term Loan B, 4.353%, (US0001M + 2.750%), 02/05/24	7,651,371	1.0
1,357,813	SonicWall US Holdings Inc. 1st Lien Term Loan, 5.195%, (US0003M + 3.500%), 05/16/25	1,338,577	0.2
570,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 9.195%, (US0003M + 7.500%), 05/18/26	525,350	0.0
1,065,000	Sophos Group PLC USD Term Loan, 4.963%, (US0003M + 3.500%), 01/15/27	1,057,457	0.1
1,449,832	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 3.353%, (US0001M + 1.750%), 04/16/25	1,425,668	0.2
2,031,804	SS&C Technologies Inc. 2018 Term Loan B3, 3.353%, (US0001M + 1.750%), 04/16/25	2,001,961	0.2
4,428,811	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 6.945%, (US0003M + 5.000%), 05/29/26	3,450,783	0.4
1,059,200	TriTech Software Systems 2018 Term Loan B, 5.353%, (US0001M + 3.750%), 08/29/25	1,019,480	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,263,057	TTM Technologies, Inc. 2017 Term Loan, 4.155%, (US0001M + 2.500%), 09/28/24	$3,267,815	0.4
6,977,525	Ultimate Software Group Inc(The) Term Loan B, 5.353%, (US0001M + 3.750%), 05/04/26	6,957,172	0.9
6,395,235	Veritas Bermuda Ltd. USD Repriced Term Loan B, 6.158%, (US0001M + 4.500%), 01/27/23	6,027,509	0.8
4,296,600	Vertafore, Inc. 2018 1st Lien Term Loan, 4.853%, (US0001M + 3.250%), 07/02/25	4,217,113	0.6
1,070,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 8.853%, (US0001M + 7.250%), 07/02/26	1,075,082	0.1
665,946	Web.com Group, Inc. 2018 2nd Lien Term Loan, 9.389%, (US0001M + 7.750%), 10/09/26	645,136	0.1
1,635,616	Web.com Group, Inc. 2018 Term Loan B, 5.389%, (US0001M + 3.750%), 10/10/25	1,596,770	0.2
1,376,000	Xperi Corporation 2018 Term Loan B1, 4.103%, (US0001M + 2.500%), 12/01/23	1,369,120	0.2
		156,469,745	20.0
	Financial: 0.1%
1,059,084	Blucora, Inc. 2017 Term Loan B, 4.762%, (US0002M + 3.000%), 05/22/24	1,053,789	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Financial Intermediaries: 3.4%
3,222,240	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 4.603%, (US0001M + 3.000%), 06/15/25	$3,197,068	0.4
1,045,118	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 3.853%, (US0001M + 2.250%), 04/23/26	1,045,118	0.1
2,495,906	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 4.353%, (US0001M + 2.750%), 08/21/25	2,461,587	0.3
6,687,512	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 4.879%, (US0001M + 3.250%), 07/21/25	6,640,145	0.8
2,854,181	First Eagle Holdings, Inc. 2020 Term Loan B, 4.262%, (US0002M + 2.500%), 02/01/27	2,825,639	0.4
2,796,066	Focus Financial Partners, LLC 2020 Term Loan, 3.603%, (US0001M + 2.000%), 07/03/24	2,780,920	0.4
3,799,677	LPL Holdings, Inc. 2019 Term Loan B1, 3.363%, (US0001M + 1.750%), 11/12/26	3,805,612	0.5
794,367	VFH Parent LLC 2019 Term Loan B, 5.171%, (US0001M + 3.000%), 03/01/26	792,381	0.1
3,061,477	Victory Capital Holdings, Inc. 2020 Term Loan B, 4.155%, (US0003M + 2.500%), 07/01/26	3,049,997	0.4
		26,598,467	3.4
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Products: 3.3%
	2,296,800	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 5.403%, (US0001M + 3.500%), 10/01/25	$2,288,187	0.3
	205,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 9.403%, (US0001M + 7.750%), 10/01/26	199,362	0.0
	2,245,748	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.403%, (US0001M + 3.750%), 07/07/24	2,256,977	0.3
	3,389,516	B&G Foods, Inc. 2019 Term Loan B4, 4.103%, (US0001M + 2.500%), 10/10/26	3,359,858	0.4
	861,875	CHG PPC Parent LLC 2018 Term Loan B, 4.353%, (US0001M + 2.750%), 03/31/25	844,637	0.1
	459,171	Del Monte Foods, Inc. 1st Lien Term Loan, 4.869%, (US0003M + 3.250%), 02/18/21	427,603	0.1
EUR	745,000	Froneri International PLC 2020 EUR Term Loan, 2.625%, (EUR006M + 2.625%), 01/29/27	817,988	0.1
	1,220,000	Froneri International PLC 2020 USD Term Loan, 3.853%, (US0001M + 2.250%), 01/29/27	1,204,940	0.2
	6,538,587	IRB Holding Corp 2020 Term Loan B, 4.379%, (US0001M + 2.750%), 02/05/25	6,410,542	0.8
	3,523,122	JBS USA Lux S.A. 2019 Term Loan B, 3.603%, (US0001M + 2.000%), 05/01/26	3,483,487	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Products (continued)
	605,000	NPC International, Inc. 2nd Lien Term Loan, 8.963%, (US0003M + 7.500%), 04/18/25	$14,369	0.0
EUR	3,785,000	Sigma Bidco B.V. 2018 EUR Term Loan B, 3.500%, (EUR003M + 3.500%), 07/02/25	4,126,898	0.5
			25,434,848	3.3
		Food Service: 2.3%
	5,000,000	1011778 B.C. Unlimited Liability Company Term Loan B4, 3.353%, (US0003M + 1.750%), 11/19/26	4,946,835	0.6
	895,500	Carrols Restaurant Group, Inc. Term Loan B, 4.870%, (US0001M + 3.250%), 04/30/26	856,322	0.1
	546,754	Fogo De Chao, Inc. 2018 Add On Term Loan, 5.853%, (US0001M + 4.250%), 04/07/25	545,387	0.1
	4,472,233	Golden Nugget, Inc. 2017 Incremental Term Loan B, 4.120%, (US0001M + 2.500%), 10/04/23	4,401,424	0.5
	2,201,475	Hearthside Food Solutions, LLC 2018 Term Loan B, 5.291%, (US0001M + 3.688%), 05/23/25	2,136,349	0.3
	2,473,800	US Foods, Inc. 2019 Term Loan B, 3.603%, (US0001M + 2.000%), 09/13/26	2,456,792	0.3
	3,000,000	Welbilt, Inc. 2018 Term Loan B, 4.103%, (US0001M + 2.500%), 10/23/25	2,955,000	0.4
			18,298,109	2.3
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Food/Drug Retailers: 1.4%
EUR	1,000,000		CD&R Firefly Bidco Limited 2018 EUR Term Loan B2, 3.500%, (EUR003M + 3.500%), 06/23/25	$1,095,671	0.2
	3,753,397		EG Finco Limited 2018 USD Term Loan, 5.961%, (US0003M + 4.000%), 02/07/25	3,664,254	0.5
	515,813		EG Group Limited 2018 USD Term Loan B, 5.961%, (US0003M + 4.000%), 02/07/25	503,132	0.0
	4,033,499	(2)	Moran Foods LLC Term Loan, 7.463%, (US0003M + 6.000%), 12/05/23	786,532	0.1
	1,476,300		Portillo Restaurant Group (The) Term Loan, 7.445%, (US0003M + 5.500%), 09/06/24	1,474,455	0.2
	3,821,400		United Natural Foods, Inc. Term Loan B, 5.853%, (US0001M + 4.250%), 10/22/25	3,269,685	0.4
				10,793,729	1.4
			Forest Products: 0.5%
	2,829,805		Blount International Inc. 2018 Term Loan B, 5.353%, (US0001M + 3.750%), 04/12/23	2,824,499	0.3
	1,381,538		LABL, Inc. 2019 USD Term Loan, 6.103%, (US0001M + 4.500%), 07/01/26	1,369,449	0.2
				4,193,948	0.5
			Health Care: 14.9%
	782,100		Accelerated Health Systems, LLC Term Loan B, 5.153%, (US0001M + 3.500%), 10/31/25	778,189	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
4,585,505	ADMI Corp. 2018 Term Loan B, 4.353%, (US0001M + 2.750%), 04/30/25	$4,548,821	0.6
1,188,925	Agiliti Health, Inc Term Loan, 4.688%, (US0001M + 3.000%), 01/04/26	1,178,522	0.2
2,067,770	Air Methods Corporation 2017 Term Loan B, 5.445%, (US0003M + 3.500%), 04/22/24	1,718,834	0.2
3,721,545	Athenahealth, Inc. 2019 Term Loan B, 6.158%, (US0001M + 4.500%), 02/11/26	3,702,938	0.5
2,826,230	ATI Holdings Acquisition, Inc. 2016 Term Loan, 5.103%, (US0001M + 3.500%), 05/10/23	2,783,837	0.4
3,796,315	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 5.353%, (US0001M + 3.750%), 02/27/26	3,578,027	0.5
8,301,712	Bausch Health Companies, Inc. 2018 Term Loan B, 4.659%, (US0001M + 3.000%), 06/02/25	8,270,581	1.1
8,642,251	Change Healthcare Holdings LLC 2017 Term Loan B, 4.103%, (US0001M + 2.500%), 03/01/24	8,546,823	1.1
4,088,781	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 4.603%, (US0001M + 3.000%), 06/07/23	4,098,152	0.5
1,170,000	Da Vinci Purchaser Corp. 2019 Term Loan, 5.872%, (US0003M + 4.000%), 01/08/27	1,165,612	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
6,649,411	DaVita, Inc. 2020 Term Loan B, 3.353%, (US0001M + 1.750%), 08/12/26	$6,601,203	0.8
1,713,553	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 5.353%, (US0001M + 3.750%), 06/06/25	1,692,134	0.2
1,536,150	Emerald TopCo Inc Term Loan, 5.103%, (US0001M + 3.500%), 07/24/26	1,527,190	0.2
8,622,700	Envision Healthcare Corporation 2018 1st Lien Term Loan, 5.353%, (US0001M + 3.750%), 10/10/25	6,957,441	0.9
4,136,529	ExamWorks Group, Inc. 2017 Term Loan, 4.853%, (US0001M + 3.250%), 07/27/23	4,134,804	0.5
7,605,840	Global Medical Response, Inc. 2018 Term Loan B1, 4.932%, (US0002M + 3.250%), 04/28/22	7,277,838	0.9
2,659,430	GoodRx, Inc. 1st Lien Term Loan, 4.353%, (US0001M + 2.750%), 10/10/25	2,657,767	0.3
2,489,056	Inovalon Holdings, Inc. 2020 Term Loan B1, 4.688%, (US0001M + 3.000%), 04/02/25	2,474,537	0.3
9,294,696	Jaguar Holding Company II 2018 Term Loan, 4.103%, (US0001M + 2.500%), 08/18/22	9,232,728	1.2
857,850	Medical Solutions L.L.C. 2017 Term Loan, 6.103%, (US0001M + 4.500%), 06/14/24	853,561	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
	5,663,141	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.695%, (US0003M + 2.750%), 06/07/23	$5,457,852	0.7
	928,525	nThrive, Inc. 2016 1st Lien Term Loan, 6.103%, (US0001M + 4.500%), 10/20/22	844,958	0.1
	3,320,612	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 4.905%, (US0001M + 3.250%), 06/30/25	3,196,090	0.4
	2,771,075	Phoenix Guarantor Inc 2020 Term Loan B, 4.921%, (US0001M + 3.250%), 03/05/26	2,745,096	0.4
	2,070,485	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 5.353%, (US0001M + 3.750%), 11/17/25	2,065,308	0.3
	1,065,000	RPI 2019 Intermediate Finance Trust 2020 Term Loan B1, 3.213%, (US0003M + 1.750%), 02/11/27	1,064,334	0.1
	880,000	RPI Intermediate Finance Trust 2020 Term Loan B1, 3.213%, (US0003M + 1.750%), 02/11/27	880,275	0.1
	4,923,706	Select Medical Corporation 2017 Term Loan B, 4.580%, (US0003M + 2.500%), 03/06/25	4,868,314	0.6
	1,630,000	Sotera Health Holdings, LLC 2019 Term Loan, 6.103%, (US0001M + 4.500%), 12/11/26	1,623,887	0.2
EUR	1,000,000	Sunrise Medical 2018 EUR Term Loan B, 3.000%, (EUR003M + 3.000%), 04/16/25	1,105,675	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
822,840	Surgery Center Holdings, Inc. 2017 Term Loan B, 4.860%, (US0001M + 3.250%), 09/02/24	$798,155	0.1
1,406,500	Tecomet Inc. 2017 Repriced Term Loan, 4.889%, (US0001M + 3.250%), 05/01/24	1,388,919	0.2
1,143,113	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.603%, (US0001M + 3.000%), 06/23/24	1,102,748	0.1
3,012,250	Vizient, Inc. 2019 Term Loan B5, 4.353%, (US0001M + 2.750%), 05/06/26	3,021,977	0.4
2,930,398	Wink Holdco, Inc 1st Lien Term Loan B, 4.603%, (US0001M + 3.000%), 12/02/24	2,899,872	0.4
		116,842,999	14.9
	Home Furnishings: 0.3%
2,728,163	Prime Security Services Borrower, LLC 2019 Term Loan B1, 4.912%, (US0001M + 3.250%), 09/23/26	2,672,917	0.3
	Industrial: 0.8%
6,634,024	NCI Building Systems, Inc. 2018 Term Loan, 5.408%, (US0001M + 3.750%), 04/12/25	6,443,296	0.8
	Industrial Equipment: 2.4%
1,915,000	APi Group DE, Inc. Term Loan B, 4.103%, (US0001M + 2.500%), 10/01/26	1,905,425	0.2
826,650	CPM Holdings, Inc. 2018 1st Lien Term Loan, 5.353%, (US0001M + 3.750%), 11/17/25	808,050	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Industrial Equipment (continued)
	1,439,299	EWT Holdings III Corp. 2020 Term Loan, 4.353%, (US0001M + 2.750%), 12/20/24	$1,432,103	0.2
	4,097,586	Filtration Group Corporation 2018 1st Lien Term Loan, 4.603%, (US0001M + 3.000%), 03/29/25	4,083,929	0.5
EUR	2,920,127	Gardner Denver, Inc. 2017 EUR Term Loan B, 3.000%, (EUR001M + 3.000%), 07/30/24	3,230,389	0.4
	2,256,353	Gardner Denver, Inc. 2017 USD Term Loan B, 4.353%, (US0001M + 2.750%), 07/30/24	2,254,001	0.3
	2,199,488	Granite Holdings US Acquisition Co. Term Loan B, 7.211%, (US0003M + 5.250%), 09/30/26	2,139,002	0.3
	2,031,307	Kenan Advantage Group, Inc. 2015 Term Loan, 4.603%, (US0001M + 3.000%), 07/31/22	2,016,072	0.3
	564,571	Kenan Advantage Group, Inc. CAD Term Loan B, 4.603%, (US0001M + 3.000%), 07/31/22	560,337	0.1
			18,429,308	2.4
		Insurance: 9.0%
	2,016,196	Achilles Acquisition LLC 2018 Term Loan, 5.625%, (US0001M + 4.000%), 10/13/25	2,022,077	0.3
	9,529,274	Acrisure, LLC 2020 Term Loan B, 5.207%, (US0003M + 3.500%), 02/15/27	9,422,070	1.2
	1,478,255	Alera Group Holdings, Inc. 2018 Term Loan B, 5.603%, (US0001M + 4.000%), 08/01/25	1,472,675	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
6,710,352	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 4.603%, (US0001M + 3.000%), 05/09/25	$6,595,015	0.8
114,425	Alliant Holdings Intermediate, LLC Term Loan B, 4.909%, (US0001M + 3.250%), 05/09/25	113,424	0.0
4,840,237	AmWINS Group, Inc. 2017 Term Loan B, 4.364%, (US0001M + 2.750%), 01/25/24	4,855,362	0.6
4,932,045	Applied Systems, Inc. 2017 1st Lien Term Loan, 5.195%, (US0003M + 3.250%), 09/19/24	4,886,833	0.6
650,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.945%, (US0003M + 7.000%), 09/19/25	666,250	0.1
945,450	Aretec Group, Inc. 2018 Term Loan, 5.853%, (US0001M + 4.250%), 10/01/25	932,844	0.1
6,278,030	AssuredPartners, Inc. 2020 Term Loan B, 5.083%, (US0001M + 3.500%), 02/12/27	6,242,716	0.8
5,290,783	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.360%, (US0001M + 2.750%), 04/29/24	5,246,695	0.7
8,414,856	Hub International Limited 2018 Term Loan B, 4.543%, (US0002M + 2.750%), 04/25/25	8,204,485	1.0
5,832,588	NFP Corp. 2020 Term Loan, 4.853%, (US0001M + 3.250%), 02/15/27	5,799,779	0.7
9,281,425	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 4.853%, (US0001M + 3.250%), 12/31/25	9,026,185	1.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Insurance (continued)
5,212,757	USI, Inc. 2017 Repriced Term Loan, 4.945%, (US0003M + 3.000%), 05/16/24	$5,082,438	0.7
		70,568,848	9.0
	Leisure Good/Activities/Movies: 8.5%
460,000	Airxcel, Inc. 2018 2nd Lien Term Loan, 10.353%, (US0001M + 8.750%), 04/27/26	414,000	0.0
5,314,850	AMC Entertainment Holdings Inc. 2019 Term Loan B, 4.610%, (US0001M + 3.000%), 04/22/26	5,188,622	0.7
3,820,223	Bombardier Recreational Products, Inc. 2020 Term Loan, 3.603%, (US0001M + 2.000%), 05/24/27	3,780,428	0.5
1,676,413	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.695%, (US0003M + 2.750%), 09/18/24	1,571,637	0.2
7,148,675	Crown Finance US, Inc. 2018 USD Term Loan, 3.853%, (US0001M + 2.250%), 02/28/25	6,649,755	0.9
2,748,113	Crown Finance US, Inc. 2019 Incremental Term Loan, 4.103%, (US0001M + 2.500%), 09/30/26	2,567,196	0.3
6,552,587	Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 4.103%, (US0001M + 2.500%), 02/01/24	6,443,375	0.8
4,079,935	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.603%, (US0001M + 3.000%), 03/08/24	4,022,816	0.5
2,759,884	Fitness International, LLC 2018 Term Loan B, 4.853%, (US0001M + 3.250%), 04/18/25	2,739,185	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
EUR	760,000	Fluidra S.A. EUR Term Loan B, 2.000%, (EUR001M + 2.000%), 07/02/25	$837,254	0.1
	1,316,340	Fluidra S.A. USD Term Loan B, 3.603%, (US0001M + 2.000%), 07/02/25	1,311,677	0.2
EUR	3,735,000	Fugue Finance B.V. EUR Term Loan, 3.250%, (EUR003M + 3.250%), 09/01/24	3,996,122	0.5
EUR	2,000,000	GVC Holdings PLC 2019 EUR Term Loan B, 2.500%, (EUR006M + 2.500%), 03/29/24	2,194,101	0.3
	1,596,563	GVC Holdings PLC 2020 USD Term Loan B3, 3.913%, (US0003M + 2.250%), 03/29/24	1,581,095	0.2
	3,173,047	Intrawest Resorts Holdings, Inc. Term Loan B1, 4.353%, (US0001M + 2.750%), 07/31/24	3,151,232	0.4
	3,174,893	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 5.100%, (US0001M + 3.500%), 07/03/24	3,173,569	0.4
	5,249,555	Life Time, Inc. 2017 Term Loan B, 4.363%, (US0003M + 2.750%), 06/10/22	5,175,184	0.7
	348,485	Motion Finco Sarl Delayed Draw Term Loan B2, 4.902%, (US0001M + 3.250%), 11/04/26	338,248	0.1
	2,651,515	Motion Finco Sarl USD Term Loan B1, 4.940%, (US0001M + 3.250%), 11/13/26	2,573,627	0.3
	2,475,000	Playtika Holding Corp Term Loan B, 7.603%, (US0001M + 6.000%), 12/10/24	2,479,641	0.3
	1,350,000	PUG LLC USD Term Loan, 5.168%, (US0003M + 3.500%), 01/29/27	1,292,625	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Leisure Good/Activities/Movies (continued)
EUR	905,986	Thor Industries, Inc. EUR Term Loan B, 4.000%, (EUR001M + 4.000%), 02/01/26	$996,413	0.1
	1,528,836	Thor Industries, Inc. USD Term Loan B, 5.438%, (US0003M + 3.750%), 02/01/26	1,508,770	0.2
	1,866,250	WeddingWire, Inc. 1st Lien Term Loan, 6.103%, (US0001M + 4.500%), 12/19/25	1,838,256	0.2
	315,000	WeddingWire, Inc. 2nd Lien Term Loan, 9.853%, (US0001M + 8.250%), 12/21/26	311,456	0.1
			66,136,284	8.5
		Lodging & Casinos: 5.9%
	11,685,027	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 4.353%, (US0001M + 2.750%), 12/23/24	11,328,634	1.4
	380,267	Eldorado Resorts LLC 2017 Term Loan B, 3.889%, (US0001M + 2.250%), 04/17/24	379,079	0.1
	4,215,020	Everi Payments Inc. Term Loan B, 4.353%, (US0001M + 2.750%), 05/09/24	4,215,020	0.5
	4,289,559	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.620%, (US0001M + 3.000%), 10/21/24	4,230,577	0.5
	4,698,280	PCI Gaming Authority Term Loan, 4.103%, (US0001M + 2.500%), 05/29/26	4,690,941	0.6
	8,568,253	Scientific Games International, Inc. 2018 Term Loan B5, 4.366%, (US0002M + 2.750%), 08/14/24	8,369,041	1.1
	10,335,460	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 5.445%, (US0003M + 3.500%), 07/10/25	10,304,774	1.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,074,813	Station Casinos LLC 2020 Term Loan B, 3.897%, (US0003M + 2.250%), 02/08/27	$2,997,943	0.4
		46,516,009	5.9
	Nonferrous Metals/Minerals: 0.7%
4,511,581	Covia Holdings Corporation Term Loan, 5.874%, (US0003M + 4.000%), 06/01/25	3,349,849	0.4
2,813,748	U.S. Silica Company 2018 Term Loan B, 5.625%, (US0001M + 4.000%), 05/01/25	2,307,274	0.3
		5,657,123	0.7
	Oil & Gas: 1.0%
1,395,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 8.353%, (US0001M + 6.750%), 10/29/25	955,575	0.1
1,376,900	Glass Mountain Pipeline Holdings, LLC Term Loan B, 6.280%, (US0003M + 4.500%), 12/23/24	1,135,943	0.1
1,869,730	HGIM Corp. 2018 Exit Term Loan, 7.713%, (US0003M + 6.000%), 07/02/23	1,378,926	0.2
1,920,350	Lower Cadence Holdings LLC Term Loan B, 5.603%, (US0001M + 4.000%), 05/22/26	1,793,127	0.2
2,273,575	Lucid Energy Group II LLC Incremental Term Loan B2, 4.613%, (US0001M + 3.000%), 02/19/25	2,000,746	0.3
440,550	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 4.853%, (US0001M + 3.250%), 09/29/25	438,347	0.1
		7,702,664	1.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Publishing: 0.7%
5,167,112	Meredith Corporation 2018 Term Loan B, 4.353%, (US0001M + 2.500%), 01/31/25	$5,125,129	0.7
	Radio & Television: 6.0%
2,300,402	A-L Parent LLC 2016 1st Lien Term Loan, 4.860%, (US0001M + 3.250%), 12/01/23	2,081,864	0.3
1,070,000	Banijay Entertainment S.A.S USD Term Loan, 5.213%, (US0003M + 3.750%), 03/04/25	1,056,625	0.1
3,990,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 5.103%, (US0001M + 3.500%), 08/21/26	3,948,436	0.5
922,688	Cumulus Media New Holdings Inc. Term Loan B, 5.353%, (US0001M + 3.750%), 03/31/26	926,378	0.1
8,688,238	Diamond Sports Group, LLC Term Loan, 4.880%, (US0001M + 3.250%), 08/24/26	7,895,436	1.0
3,679,203	Entercom Media Corp. 2019 Term Loan, 4.103%, (US0001M + 2.500%), 11/18/24	3,656,208	0.5
1,115,000	iHeartCommunications, Inc. 2020 Term Loan, 4.463%, (US0003M + 3.000%), 05/01/26	1,106,637	0.1
3,523,481	NASCAR Holdings, Inc Term Loan B, 4.389%, (US0001M + 2.750%), 10/19/26	3,504,394	0.5
9,173,714	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 4.405%, (US0001M + 2.750%), 09/18/26	9,139,312	1.2
5,616,023	Sinclair Television Group Inc. Term Loan B2B, 4.160%, (US0001M + 2.500%), 09/30/26	5,573,903	0.7
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	2,688,340	Terrier Media Buyer, Inc. Term Loan B, 6.148%, (US0003M + 4.250%), 12/17/26	$2,669,858	0.3
	5,706,515	Univision Communications Inc. Term Loan C5, 4.353%, (US0001M + 2.750%), 03/15/24	5,513,921	0.7
			47,072,972	6.0
		Retailers (Except Food & Drug): 3.9%
	1,127,375	Abercrombie & Fitch Management Co. 2018 Term Loan B1, 5.140%, (US0001M + 3.500%), 08/07/21	1,131,603	0.1
	1,461,411	Academy, Ltd. 2015 Term Loan B, 5.655%, (US0001M + 4.000%), 07/01/22	1,180,089	0.2
	3,548,516	Bass Pro Group, LLC Term Loan B, 6.603%, (US0001M + 5.000%), 09/25/24	3,424,317	0.4
	2,823,867	Belk, Inc. 2019 Term Loan B, 8.803%, (US0003M + 6.750%), 07/31/25	1,976,707	0.3
	2,349,924	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 3.903%, (US0001M + 2.250%), 02/03/24	2,336,217	0.3
	4,243,188	Jo-Ann Stores, Inc. 2016 Term Loan, 6.629%, (US0001M + 5.000%), 10/20/23	3,092,223	0.4
	4,118,020	Leslies Poolmart, Inc. 2016 Term Loan, 5.262%, (US0003M + 3.500%), 08/16/23	3,969,772	0.5
	4,421,677	Mens Wearhouse, Inc. (The) 2018 Term Loan, 4.905%, (US0001M + 3.250%), 04/09/25	3,073,065	0.4
EUR	5,909,551	Peer Holding III B.V. 2018 EUR Term Loan B, 3.250%, (EUR003M + 3.250%), 03/08/25	6,405,605	0.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Retailers (Except Food & Drug) (continued)
4,568,000	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.027%, (US0003M + 3.250%), 01/26/23	$3,673,435	0.5
		30,263,033	3.9
	Steel: 0.2%
1,956,060	GrafTech Finance, Inc. 2018 Term Loan B, 5.103%, (US0001M + 3.500%), 02/12/25	1,877,817	0.2
	Surface Transport: 1.4%
5,034,750	Navistar International Corporation 2017 1st Lien Term Loan B, 5.160%, (US0001M + 3.500%), 11/06/24	4,990,696	0.6
3,541,022	PODS, LLC 2018 1st Lien Term Loan, 4.409%, (US0001M + 2.750%), 12/06/24	3,493,809	0.5
2,443,951	Savage Enterprises LLC 2018 1st Lien Term Loan B, 5.660%, (US0001M + 4.000%), 08/01/25	2,472,465	0.3
		10,956,970	1.4
	Technology: 0.5%
4,255,183	Misys (Finastra) - TL B 1L, 5.277%, (US0006M + 3.500%), 06/13/24	4,065,027	0.5
	Telecommunications: 10.2%
684,770	Altice Financing SA 2017 USD Term Loan B, 4.412%, (US0002M + 2.750%), 07/15/25	661,088	0.1
1,925,675	Altice Financing SA USD 2017 1st Lien Term Loan, 4.389%, (US0001M + 2.750%), 01/31/26	1,865,498	0.2
967,676	Altice France S.A. USD Term Loan B12, 5.346%, (US0001M + 3.688%), 01/31/26	944,895	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,215,000	Asurion LLC 2017 2nd Lien Term Loan, 8.103%, (US0001M + 6.500%), 08/04/25	$2,220,538	0.3
5,136,951	Asurion LLC 2017 Term Loan B4, 4.603%, (US0001M + 3.000%), 08/04/22	5,108,056	0.6
5,991,508	Asurion LLC 2018 Term Loan B6, 4.603%, (US0001M + 3.000%), 11/03/23	5,965,295	0.8
6,188,731	Asurion LLC 2018 Term Loan B7, 4.603%, (US0001M + 3.000%), 11/03/24	6,163,592	0.8
4,843,984	Avaya, Inc. 2018 Term Loan B, 5.900%, (US0001M + 4.250%), 12/15/24	4,654,260	0.6
6,015,000	CenturyLink, Inc. 2020 Term Loan B, 3.713%, (US0003M + 2.250%), 03/15/27	5,879,662	0.8
4,862,813	CommScope, Inc. 2019 Term Loan B, 4.853%, (US0001M + 3.250%), 04/06/26	4,832,362	0.6
2,505,000	Connect Finco Sarl Term Loan B, 6.110%, (US0001M + 4.500%), 12/11/26	2,490,909	0.3
2,003,734	Consolidated Communications, Inc. 2016 Term Loan B, 4.610%, (US0001M + 3.000%), 10/04/23	1,906,052	0.3
3,359,650	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 5.445%, (US0003M + 3.500%), 08/01/24	2,832,185	0.4
2,432,670	Global Tel*Link Corporation 2018 1st Lien Term Loan, 5.853%, (US0001M + 4.250%), 11/29/25	2,327,977	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
1,700,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 9.853%, (US0001M + 8.250%), 11/29/26	$1,481,975	0.2
4,709,780	GTT Communications, Inc. 2018 USD Term Loan B, 4.350%, (US0001M + 2.750%), 05/31/25	3,972,897	0.5
3,460,000	Iridium Satellite LLC Term Loan, 5.353%, (US0001M + 3.750%), 11/04/26	3,461,080	0.4
5,201,940	Level 3 Financing Inc. 2019 Term Loan B, 3.353%, (US0001M + 1.750%), 03/01/27	5,119,578	0.7
4,668,000	Numericable Group SA USD Term Loan B11, 4.353%, (US0001M + 2.750%), 07/31/25	4,519,208	0.6
2,215,168	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.103%, (US0001M + 4.500%), 11/01/24	1,764,382	0.2
1,509,880	Speedcast International Limited Term Loan B, 4.695%, (US0003M + 2.750%), 05/15/25	1,019,169	0.1
5,013,238	Sprint Communications, Inc. 1st Lien Term Loan B, 4.125%, (US0001M + 2.500%), 02/02/24	4,985,038	0.6
4,688,145	Zayo Group Holdings, Inc. USD Term Loan, 4.463%, (US0003M + 3.000%), 02/19/27	4,594,382	0.6
940,000	Ziggo Financing Partnership USD Term Loan I, 4.159%, (US0001M + 2.500%), 04/30/28	922,022	0.1
		79,692,100	10.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Utilities: 2.0%
4,900,000		Calpine Construction Finance Company, L.P. 2017 Term Loan B, 3.603%, (US0001M + 2.000%), 01/15/25	$4,844,875	0.6
2,493,750		Calpine Corporation 2019 Term Loan B10, 3.603%, (US0001M + 2.000%), 08/12/26	2,460,501	0.3
498,695		Calpine Corporation Term Loan B5, 4.200%, (US0003M + 2.250%), 01/15/24	492,149	0.1
2,049,603		LMBE-MC Holdco II LLC Term Loan B, 5.950%, (US0003M + 4.000%), 12/03/25	2,023,983	0.3
1,925,479		Longview Power LLC Term Loan B, 7.780%, (US0003M + 6.000%), 04/13/21	1,052,997	0.1
1,741,007		Nautilus Power, LLC Term Loan B, 5.853%, (US0001M + 4.250%), 05/16/24	1,730,125	0.2
1,841,112		Sabre Industries, Inc. 2019 Term Loan B, 5.879%, (US0001M + 3.500%), 04/15/26	1,843,988	0.3
976,890		Southeast PowerGen, LLC Term Loan B, 5.110%, (US0001M + 3.500%), 12/02/21	925,603	0.1
			15,374,221	2.0
		Total Senior Loans (Cost $1,170,105,973)	1,128,967,331	144.2
Shares			Value	Percentage of Net Assets
	EQUITIES AND OTHER ASSETS: 0.1%
46,262	(3)	Cumulus Media, Inc. Class-A	557,457	0.1
4,398	(3)	Harvey Gulf International Marine LLC	45,444	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
19,651	(3)	Harvey Gulf International Marine LLC - Warrants	$203,054	0.0
205,396	(3)	Longview Power LLC	21,567	0.0
75,853	(3)	Millennium Health, LLC	4,172	0.0
—	(4)	Millennium Health, LLC - Corporate Claims Trust	—	0.0
407	(3)	Southcross Holdings GP LLC	—	0.0
407	(3)	Southcross Holdings LP - Class A	—	0.0
43,777	(3)	The Oneida Group (formerly EveryWare Global, Inc.)	1,313	0.0
		Total Equities and Other Assets (Cost $4,871,585)	833,007	0.1
		Total Investments (Cost $1,174,977,558)	$1,129,800,338	144.3
		Liabilities in Excess of Other Assets	(346,987,101)	(44.3)
		Net Assets	$782,813,237	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 7 for additional details.

(2)  Senior Loan is on non-acccrual status at February 29, 2020.

(3)  Non-income producing security.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

Reference Rate Abbreviations:

EUR001M  1-month EURIBOR

EUR002M  2-month EURIBOR

EUR003M  3-month EURIBOR

US0001M  1-month LIBOR

US0001W  1-week LIBOR

US0002M  2-month LIBOR

US0003M  3-month LIBOR

US0006M  6-month LIBOR

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 29, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 29, 2020
Asset Table
Investments, at fair value
Senior Loans	$—	$1,128,967,331	$—	$1,128,967,331
Equities and Other Assets	557,457	275,550	—	833,007
Total Investments, at fair value	$557,457	$1,129,242,881	$—	$1,129,800,338
Other Financial Instruments+
Forward Foreign Currency Contracts	—	26,107	—	26,107
Total Assets	$557,457	$1,129,268,988	$—	$1,129,826,445
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(194,196)	$—	$(194,196)
Total Liabilities	$—	$(194,196)	$—	$(194,196)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and include open forward foreign currency contracts which are fair valued at the unrealized appreciation (depreciation) on the instrument.

At February 29, 2020, the following forward foreign currency contracts were outstanding for Voya Prime Rate Trust:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,518,388	EUR	43,195,000	State Street Bank & Trust Co.	03/12/20	$(194,196)
EUR	1,340,000	USD	1,454,038	State Street Bank & Trust Co.	03/12/20	26,107
						$(168,089)

Currency Abbreviations

EUR  —  EU Euro

USD  —  United States Dollar

The following tables are a summary of the Trust's derivative instruments (not accounted for as hedging instruments) categorized by primary risk exposure.

As of February 29, 2020, the fair value of derivative instruments located in the Statement of Assets and Liabilities were as follows:

Foreign exchange contracts
Assets - Derivative Instruments
Forward foreign currency contracts
Unrealized appreciation on forward foreign currency contracts	$26,107
Total Asset Derivatives	$26,107
Liabilities - Derivative Instruments
Forward foreign currency contracts
Unrealized depreciation on forward foreign currency contracts	$194,196
Total Liability Derivatives	$194,196

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF FEBRUARY 29, 2020 (CONTINUED)

For the year ended February 29, 2020, the effect of derivative instruments in the Statement of Operations were as follows:

Foreign exchange contracts
Net realized gain (loss) on derivatives recognized in income:
Forward foreign currency contracts	$3,297,813
Total	$3,297,813
Net change in unrealized appreciation (depreciation) on derivatives recognized in income:
Forward foreign currency contracts	$(255,164)
Total	$(255,164)

The following table is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 29, 2020:

State Street Bank & Trust Co.
Assets:
Forward foreign currency contracts	$26,107
Total Assets	$26,107
Liabilities
Forward foreign currency contracts	$194,196
Total Liabilities	$194,196
Net OTC derivative instruments by counterparty, at fair value	$(168,089)
Total collateral pledged/(Received from counterparty)	$—
Net Exposure(1)	$(168,089)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At February 29, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,175,704,383.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$210,118
Gross Unrealized Depreciation	(45,973,658)
Net Unrealized Depreciation	$(45,763,540)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 29, 2020 were as follows:

Type	Per Share Amount
NII	$0.3064

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Trust designates 95.61% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Voya Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1  To elect 10 nominees to the Board of Trustees of Voya Prime Rate Trust.

An annual shareholder meeting of Voya Prime Rate Trust was held July 9, 2019, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Colleen D. Baldwin	1	*	109,510,476.291	24,041,082.226	0.000	0.000	133,551,558.517
John V. Boyer	1	*	109,230,172.109	24,321,386.408	0.000	0.000	133,551,558.517
Patricia W. Chadwick	1	*	109,514,830.291	24,036,728.226	0.000	0.000	133,551,558.517
Martin J. Gavin	1	*	109,422,708.642	24,128,849.875	0.000	0.000	133,551,558.517
Russell H. Jones**	1	*	109,420,046.993	24,131,511.524	0.000	0.000	133,551,558.517
Joseph E. Obermeyer	1	*	109,415,339.663	24,136,218.854	0.000	0.000	133,551,558.517
Sheryl K. Pressler	1	*	109,425,026.287	24,126,532.230	0.000	0.000	133,551,558.517
Dina Santoro	1	*	110,887,327.312	22,664,231.205	0.000	0.000	133,551,558.517
Christopher P. Sullivan	1	*	109,739,321.460	23,812,237.057	0.000	0.000	133,551,558.517
Roger B. Vincent**	1	*	109,248,728.993	24,302,829.524	0.000	0.000	133,551,558.517

*  Proposal Passed

**  Effective December 31, 2019, Russell H. Jones and Roger B. Vincent each retired as a Trustee of the Board.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	October 2007 - Present January 2020 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	140	Dentaquest (February 2014 - Present); RSR Partners, Inc. (2016 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - December 2019).	140	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present); The Royce Fund (22 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	140	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	140	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	140	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 - Present	Retired.	140	None.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustee who is an "interested person":
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 - Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).	140	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Voya Investments Distributor, LLC (April 2018 - Present).

(1)  Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an "interested person" as defined in the 1940 Act, of each Fund ("Independent Trustee") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board's other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2020.

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 - Present

Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 - Present); Chief Financial Officer, Voya Investment Management (September 2014 - Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 - Present

President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Director, Voya Funds Services, LLC (March 2018 - Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 - Present March 2020 - Present

Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 - Present); Formerly, Consultant, DA Capital LLC (January 2016 - March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 - March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 - Present

Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments, LLC (April 2005 - Present).
Daniel A. Norman 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President Treasurer	April 1995 - Present April 1995 - Present

Senior Managing Director and Group Head, Voya Investment Management Co. LLC (March 2019 - Present). Formerly, Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 - February 2019).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Senior Vice President	November 1999 - Present

Senior Managing Director and Group Head, Voya Investment Management Co. LLC (March 2019 - Present). Formerly, Managing Director and Group Head, Voya Investment Management Co. LLC (January 2012 - February 2019).

Elliot A. Rosen 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Senior Vice President	May 2002 - Present	Senior Vice President, Voya Investment Management Co. LLC (February 1999 - Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 - Present

Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 - Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 - March 2020); and Vice President, Mutual Fund Compliance (March 2014 - June 2016).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 - Present

Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - Present). Formerly, Vice President, Voya Investment Management (March 2014 - February 2018).

Voya Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015).
Freddee McGough 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Vice President	November 2019 - Present	Assistant Vice President, Voya Investments, LLC (September 2001 - Current).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 - Present

Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Compliance Consultant, Voya Financial, Inc. (January 2019 - Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:56	Secretary	August 2003 - Present

Senior Vice President and Secretary of Voya Investments, LLC (December 2018 - Present) and Voya Funds Services, LLC (March 2010 - Present); Managing Director and Head of IM Legal (October 2019 - Present). Formerly, Managing Director and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2019 - October 2019); Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - February 2019).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 - Present	Vice President and Counsel, Voya Investment Management - Mutual Fund Legal Department (January 2013 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Voya Prime Rate Trust

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 21, 2019, the Board of Trustees ("Board") of Voya Prime Rate Trust (the "Fund"), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the "Management Contract") between Voya Investments, LLC (the "Manager") and the Fund, and the sub-advisory contract (the "Sub-Advisory Contract," and together with the Management Contract, the "Contracts") with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the "Sub-Adviser") for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as "management") on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the "IRCs"), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide") related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund ("Selected Peer Group") based on the Fund's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of registered fund data ("Morningstar")); and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the

Voya Prime Rate Trust

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund's operations and risk management and the oversight of its various other service providers.

The Board considered the "manager-of-managers" platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund's performance. The Board was advised that, in connection with the Manager's performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser's management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Fund's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund's Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund's performance and risk, including risk-adjusted investment return information, from the Fund's Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board

Voya Prime Rate Trust

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

also considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund's Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a registered fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on

Voya Prime Rate Trust

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

behalf of the Fund. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Fund and the Manager and Sub-Adviser's potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving the Fund's Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund's performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Fund's more recent performance and asset levels. The Fund's management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the fourth quintile of its Morningstar category for the one-year period, and the fifth quintile for the year-to-date, three-year, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the factors that impacted the Fund's performance, such as the Fund's more conservative positioning vis-à-vis the peer funds in its Morningstar category, including its strategy to generally employ less leverage than its peer funds, and the diversity of the peer funds included in Fund's Morningstar category, which makes direct performance comparisons challenging since some peer funds have significantly less exposure to the senior loan asset class; and (2) management's confidence in the Fund's portfolio management team.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Fund's management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2020 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31, 2020	February 7, 2020	February 25, 2020
February 28, 2020	March 9, 2020	March 23, 2020
March 31, 2020	April 9, 2020	April 22, 2020
April 30, 2020	May 8, 2020	May 22, 2020
May 29, 2020	June 9, 2020	June 22, 2020
June 30, 2020	July 9, 2020	July 22, 2020
July 31, 2020	August 7, 2020	August 24, 2020
August 31, 2020	September 6, 2020	September 22, 2020
September 30, 2020	October 9, 2020	October 22, 2020
October 30, 2020	September 6, 2020	September 23, 2020
November 20, 1930	December 9, 2020	December 22, 2020
December 31, 2020	January 8, 2021	January 25, 2021

Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

NUMBER OF SHAREHOLDERS

The number of record holders of common stock as of February 29, 2020 was 2,122 which does not include approximately 30,279 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Trust's Form NPORT-P is available on the SEC's website at www.sec.gov. The Trust's complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on August 1, 2019 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

163069

(0220-042220)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Trust during the Trust’s fiscal year ended February 29, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Trust’s prior Independent Registered Public Accounting Firm, billed to the Trust during the Trust’s fiscal year ended February 28, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for each respective audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,300 for the year ended February 29, 2020 and $73,000 for the year ended February 28, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 29, 2020 and $8,100 for the year ended February 28, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $0 for the year ended February 29, 2020 and $8,665 for the year ended February 28, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 29, 2020 and $0 for the year ended February 28, 2019.
______________

(1) For the year ended February 29, 2020, KPMG billed $2,532 for Audit Fees.

(2) For the year ended February 29, 2020, KPMG billed $8,125 for Tax Fees.

(3) For the year ended February 29, 2020, KPMG billed $291 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended, February 29, 2020 and February 28, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Prime Rate Trust	$0	$16,765
Voya Investments, LLC (2)	$10,639,517	$82,050

(1) For the year ended February 29, 2020, KPMG billed the Registrant $8,416 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer.
b.	Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

Date Last Revised: March 18, 2020

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC (referred to as the “Advisor”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”). A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principles and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisor’s Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board. The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisor’s functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board. The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated when appropriate. No change to these Procedures and Guidelines will be made except pursuant to Board direction. Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisor’s Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisor in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisor. The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines. Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisor’s affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, or an affiliated person of the Funds. The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely manner. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. Additionally, the Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

Revision Date: March 18, 2020	Page | 2

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Proxy Group

The members of the Proxy Group, which may include employees of the Advisor’s affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisor’s discretion except that the Funds’ Chief Investment Risk Officer, the Funds’ Chief Compliance Officer, and the Funds’ Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy-voting-related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests, proposals related to companies with dual class shares with superior voting rights, or mergers and acquisitions involving the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest involving a proxy issuer is in fact a conflict of interest. If Counsel deems a proxy issuer to be a conflict of interest, the Counsel must notify the Proxy Coordinator, who will in turn notify the Chair of the Compliance Committee of such conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Funds’ Chief Investment Risk Officer or the Funds’ Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via email in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

At its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities and related activities assigned to the Proxy Group, on its behalf, provided that such instructions do not violate any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not violate any requirements of these Procedures or the Guidelines, and no conflict of interest exists, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	The relevant Procedures and Guidelines,
•	The recommendation of the Proxy Advisory Firm, if any,
•	The recommendation of the Investment Professional(s), if any,
•	Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

Revision Date: March 18, 2020	Page | 3

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote Instruction

While the vote of a simple majority of the voting members present will determine any matter submitted to a vote, tie votes will be resolved by securing the vote of members not present at the meeting. The Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, providing such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will abstain from voting on the proposal(s). However, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation if abstaining on the vote is not a valid option; i.e., can only vote For, Against, or Withhold.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, as might be the case upon review of a recommendation from an Investment Professional, the Proxy Coordinator will follow the procedures in the Out-of-Guidelines section below.

Vote Classification

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisor, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes: Votes Contrary to the Guidelines

A vote would be considered Out-of-Guidelines if the:

•	Vote is contrary to the Guidelines based on the Compliance Committee or Proxy Group determination that the application of the Guidelines is inapplicable or inappropriate under the circumstances. Such votes include, but are not limited to votes cast based on the recommendation of an Investment Professional.
•	Vote is contrary to the Guidelines unless the Guidelines stipulate Case-by-Case consideration or that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the Proxy Advisory Firm’s recommendation.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote as described in these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals to the Proxy Coordinator when these Procedures and Guidelines indicate “Case-by-Case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of these Procedures and Guidelines is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring Case-by-Case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions, or a provision within the Guidelines is applicable based on prior voting history.

Revision Date: March 18, 2020	Page | 4

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

If a matter requires input and a vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisor to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes: Votes in which No Action is Taken

The Proxy Coordinator will make reasonable efforts to secure and vote all proxies for the Funds, including markets where shareholders’ rights are limited. Nevertheless, the Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may require the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict of interest provided that abstaining has no effect on the vote outcome.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisor, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

Further, if an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review, regardless of whether the vote is Within- or Out-of-Guidelines.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner. In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear, or a recommendation is received from an Investment Professional in connection with any unusual or controversial issue.

Revision Date: March 18, 2020	Page | 5

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Conflicts of Interest

The Advisor shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisor or their affiliates;
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisor, or Director/Trustee of the Board serves as a director or officer of the issuer; or
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event he/she believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or have Counsel consider the matter, recusing him/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	The applicable Procedures and Guidelines
•	The Proxy Advisory Firm recommendation
•	The Investment Professional(s)’s recommendation, if available
•	Any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

Revision Date: March 18, 2020	Page | 6

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the Proxy Coordinator with a brief statement indicating if a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisor, will assess if the Proxy Advisory Firm:

•	Is independent from the Advisor
•	Has resources that indicate it can competently provide analysis of proxy issues
•	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	Has adequate compliance policies and procedures to:
o	Ensure that its proxy voting recommendations are based on current and accurate information
o	Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

Revision Date: March 18, 2020	Page | 7

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website. The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisor’s office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how the Funds’ ballots will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available will be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal will be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

The rationale and vote recommendation from Investment Professionals will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

Consider on a CASE-BY-CASE basis competing shareholder and board proposals that appear on the same agenda at uncontested proxies.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds will:

•	Vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate;

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

•	Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:
•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds may lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.

In cases where the lodging of disagreement by the Funds is assigned to the board of directors, support will be withheld from the director(s) deemed responsible. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds will apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review. For example:

•	Relevant committee chair

•	Relevant committee member(s)

•	Board chair.

If director(s) to whom responsibility has been attributed is not standing for election (e.g., the board is classified), support will typically not be withheld from other directors in their stead. Additionally, the Funds will typically vote FOR a director in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Bundled Director Slates

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Funds will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to board independence.

The Funds will consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet the market independence requirements.

•	WITHHOLD support from the non-independent nominating committee chair or non-independent board chair, and if necessary, fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board or key committee, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

•	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant country or market listing exchange.

•	WITHHOLD support from key committee slates if they contain non-independent directors in the election, unless the composition is acceptable under the relevant country or market listing exchange requirements.

•	WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves as a key committee, or the board has not established the committee, and relevant country or market listing exchange requires such establishment.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

•	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
•	The candidate’s agenda is not in line with the long-term best interests of the company; or
•	Multiple self-nominated candidates are being considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange, or asking to redefine director independence.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Board Member Roles and Responsibilities

Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Consider on a CASE-BY-CASE basis CEOs who sit on more than two public boards in addition to their own.

Vote FOR non-executive directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year. Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise require to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited. Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees, such as when asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Diversity (excluding Japan)

Consider directors on a CASE-BY-CASE basis according to the Vote Accountability Guideline if there is an absence of diversity on the board or the company fails to disclose an adequate diversity policy or practice.

Consider shareholder proposals on a CASE-BY-CASE basis that request the company to improve / promote diversity and/or diversity-related disclosure.

Return on Equity

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE).

Compensation Practices

Support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on Pay responsiveness. Compensation committee members may be opposed for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote or continuing to maintain problematic pay practices will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

•	Say on Pay frequency. WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has failed to include a Say on Pay proposal and/or a Frequency of Say on Pay proposal when required under SEC or market regulatory provisions; or implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a Say on Pay proposal or adequate disclosure of the compensation structure.
•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation by the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

For all other markets in which the issuer has not followed market practice by submitting a resolution on executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Consider audit committee members and the company’s CEO and CFO, if nominated as directors, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as if the:

•	Audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
•	Company has not yet had a full year to remediate the concerns since the time they were identified.
•	Company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider directors on a CASE-BY-CASE basis when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g. a merger or an acquisition), material failures, lack of risk oversight, scandals, malfeasance, or negligent internal controls at the company or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:

•	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•	The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Vote FOR directors when the above factors are not present.

Vote FOR a director if the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on an unaffiliated board and the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

WITHHOLD support from (a) all members of the governance committee, or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the company is controlled by means of a dual class share with superior / exclusive voting rights and does not have a reasonable sunset provision; i.e., fewer than five years.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Consider on a CASE-BY-CASE basis all directors if no governance or nominating committee directors are under consideration or if the company does not have governance or nominating committees. Investment Professionals that have day-to-day portfolio management responsibility for such companies may be requested to submit a recommendation to the Proxy Coordinator.

WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights, and which are not specifically addressed under the Guidelines, or (b) failing to remove or subject to a reasonable sunset provision such by-laws.

Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures.

WITHHOLD support according to the Vote Accountability Guideline if the company fails to remove restrictive poison pill features, ensure a pill’s expiration, or submit the poison pill in a timely manner to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.

o	Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD support according to the Vote Accountability Guideline if the majority-supported shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.

Vote FOR when:

•	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
•	The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

WITHHOLD support according to the Vote Accountability Guideline if the above provisions have not been satisfied.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board does not meet the country or market listing exchange independence requirements, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights or the board fails to meet market independence requirements.

Director and Officer Indemnification and Liability Protection

Consider on a CASE-BY-CASE basis proposals on director and officer indemnification and liability protection, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors, unless the proposal seeks to relax existing standards.

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR if it is an ANNUAL vote, unless the company already provides shareholders with an annual vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Proxy Advisory Firm.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Listed below are examples of compensation practices and provisions, and respective consideration and treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Retesting in connection with achievement of performance hurdles.
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)
•	Single Trigger Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered.
•	Plans that allow named executive officers to have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

•	Compensation structures at externally-managed issuers (EMI) or externally-managed REITs (EMR) that lack adequate disclosure, based on the Proxy Advisory Firm’s assessment.

Vote ABSTAIN:

•	Legacy single trigger severance provisions in plans, contracts, or payments that do not require an actual change in control in order to be triggered, unless such provisions were previously opposed by a Fund.

Golden Parachutes

Vote to ABSTAIN on golden parachutes if it is determined that the Funds would not have an economic interest, such as the case in an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.

However, if an economic interest exists, vote AGAINST due to single or modified-single trigger severance provisions; otherwise consider on a CASE-BY-CASE basis taking into account if any of the following factors exist:

•	Total NEO payout as a percentage of the total equity value.

•	Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout.

•	Excessive payout.

•	Recent material amendments or new agreements that incorporate problematic features.

•	CEO/NEO remains employed by merged/acquired company.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans. Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote FOR the plan, if:

•	Board independence is the only concern.
•	Amendment places a cap on annual grants.
•	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA.
•	Amendment adds performance-based goals to comply with Section 162(m) of OBRA.
•	Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA.
o	Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

•	Exceeds recommended costs (U.S. or Canada).
•	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.
•	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
•	Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.
•	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
•	Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
•	Allows plan administrators to benefit from the plan as potential recipients.
•	Allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
•	Allows for post-employment vesting or exercise of options if deemed inappropriate.
•	Allows plan administrators to make material amendments without shareholder approval.

•	Allows procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Consider on a CASE-BY-CASE basis equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Bonus Payments – Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, or the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies; however, consider on a CASE-BY-CASE basis if evidence exists of abuse in historical compensation practices.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
•	Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable).
•	There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is or was affiliated with the company, its main bank, or one of its top shareholders.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that affects shareholder rights (e.g., staggered board).

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry.
•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with applicable law in the country in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•	Is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honors its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•	Shareholders have approved adoption of the plan;
•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Vote FOR proposals to allow shareholders to nominate directors and have those nominees listed in the company’s proxy statement and on the company’s proxy card, provided that the criteria meet the Funds’ internal thresholds, provided such standard does not conflict with applicable law in the country in which the company is incorporated. However, consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following applies:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation, unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, contains a sunset provision of five years or fewer, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

Vote FOR proposals to eliminate dual class capital structures.

General Share Issuances / Increases in Authorized Capital

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns, and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to the common shares, or

(2) Blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split, taking into account management’s rationale and/or disclosure if the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is not excessive as defined by the Proxy Advisory Firm’s thresholds.

Vote AGAINST proposals where the issuance of debt will result in an excessive gearing level as defined by the Proxy Advisory Firm’s thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Related Party Transactions

Vote FOR approval of such transactions, unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental, Social, and Governance Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues. Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory, and ethical standards;
•	Managing risk effectively; and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

Vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions; or
•	Duplicate policies already substantially in place.

Shareholder proposals will be considered CASE-BY-CASE if it appears that the

•	Information requested would be helpful to shareholders, and is not duplicative to existing disclosed policies or practices;
•	Company has been subject to significant controversies, litigation, fines, or has suffered punitive damages, penalties, or reputational risk in connection with the relevant issue; or
•	Issue is material to the company.

Vote FOR shareholder proposals if it appears that:

•	Stewardship has fallen short or disclosure practices / policy development lags that of its peers.

Approval of Donations

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

•	Vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Consider on a CASE-BY-CASE basis if one or more items are not supported by these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisor

Exhibit 1 – Voting Members of the Proxy Group

Name	Title or Affiliation
Kevin M. Gleason	Senior Vice President and Chief Compliance Officer of the Voya Family of Funds

Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Investments, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Investment Stewardship, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC

Joanne Osberg, Esq.	Vice President and Counsel II, Voya Funds Services, LLC

Jonathan Nash	Senior Vice President Risk Management, Voya Investments, LLC

Effective as of April 1, 2020

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Dan Norman is managing director, group head of the Voya Investment Management senior loan group. He co-manages the group with Jeff Bakalar, and serves as a member of the group’s investment committee. Dan is a former member of the board of directors of the Loan Syndications and Trading Association and the International Association of Credit Portfolio Managers. Dan received his MBA from the University of Nebraska.

Jeff Bakalar is managing director, group head and chief investment officer of the Voya Investment Management senior loan group. He co-manages the group with Dan Norman, and he is chairman of the group’s investment committee. Jeff is currently a member of the board of directors of the Loan Syndications and Trading Association. Jeff received his MBA from DePaul University.

Charles LeMieux is a senior vice president, portfolio manager of the Voya Investment Management senior loan group. Chuck serves as a member of the senior loan group’s investment committee. Chuck also serves as the portfolio manager for U.S. mutual funds. Prior to joining the firm, Chuck was an assistant treasurer for a major Arizona power and water utility and also worked in a variety of business and investment positions in the chemicals and global mining industries. Chuck received his MBA from the University of Arizona and holds the Chartered Financial Analyst®.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 29, 2020, unless otherwise indicated.

Voya Prime Rate Trust (PPR)

	Mutual Funds Registered Investment Companies		Other Pool Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dan Norman	3	$2,354,566,539	66	$5,635,354,850	14	$3,322,086,511
Jeff Bakalar	3	$2,354,566,539	66	$5,635,354,850	14	$3,322,086,511
Charles LeMieux	3	$2,354,566,539	2	$2,884,941,333	0	$0

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above. Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Standard & Poor's LSTA Leveraged Loan Index) set performance goals to appropriately reflect requirements for the investment team. The measures for each team re outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year -to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 29, 2020, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Dan Norman	$100,001 - $500,000
Jeff Bakalar	$10,001 - $50,000
Charles LeMieux	$50,001 - $100,000

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Bank of New York Mellon serves as the securities lending agent. As the securities lending agent, The Bank of New York Mellon administers the securities lending program.

The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Trust for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Trust	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Prime Rate Trust	None	None	None	None	None	None	None

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Prime Rate Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: May 8, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 8, 2020